UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Hemisphere Media Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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HEMISPHERE MEDIA GROUP, INC.
4000 Ponce de Leon Boulevard, Suite 650
Coral Gables, FL 33146
PRELIMINARY PROXY STATEMENT—
SUBJECT TO COMPLETION

April     , 2017
Dear Stockholder:

        On behalf of the Board of Directors, I am pleased to invite you to join us for our annual meeting of stockholders on Wednesday, May 17, 2017. The meeting will be held at 10:30 a.m., local time, at the offices of Holland & Knight LLP, 701 Brickell Avenue, Suite 3300, Miami, FL 33131.

        This year you will be asked to vote on the following proposals:

  (1)
  the election of three Class I directors to the Board of Directors for a three-year term expiring at the 2020 annual meeting;

  (2)
  the ratification of the Board of Directors' appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2017;

  (3)
  the approval of an amendment to our Amended and Restated Certificate of Incorporation to provide for the equal treatment of shares of Class A common stock and Class B common stock in connection with certain transactions;

  (4)
  a non-binding advisory resolution to approve the compensation of our named executive officers; and

  (5)
  a non-binding advisory vote on the frequency (i.e., every one, two or three years) of the non-binding stockholder vote on the compensation of our named executive officers.

        The Board of Directors recommends a vote FOR proposals 1, 2, 3, and 4, and FOR every "one year" with respect to proposal 5. These proposals are described in the attached proxy statement, which you are encouraged to read fully. We will also consider any additional business that may be properly brought before the annual meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.

        The Board of Directors has fixed March 20, 2017 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Only holders of record of shares of Class A common stock, par value $0.0001 per share and Class B common stock, par value $0.0001 per share (collectively, the "Common Stock") of Hemisphere Media Group, Inc. at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting. At the close of business on the record date, Hemisphere Media Group, Inc. had 21,900,160 shares of Class A common stock and 20,800,998 of Class B common stock outstanding and entitled to vote.

        If you wish to attend the annual meeting in person, we encourage you to reserve your seat by May 16, 2017 by contacting our Investor Relations Department at (212) 486-9500. Additional details regarding admission to the annual meeting are described in the proxy statement under the heading "Voting in Person." Your vote is important and it is important that your shares be represented at the annual meeting. To ensure that your shares are represented at the annual meeting, whether or not you plan to attend, please vote by proxy using the Internet or the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Stockholders of record who attend the annual meeting may revoke their proxies and vote in person at the annual meeting, if they wish to do so. We appreciate your continued support.

Sincerely,

Alan J. Sokol
 President, Chief Executive Officer and Director

HEMISPHERE MEDIA GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Hemisphere Media Group, Inc.:

        The annual meeting of the stockholders of Hemisphere Media Group, Inc. (the "Annual Meeting") will be held on Wednesday, May 17, 2017 at 10:30 a.m., local time, at the offices of Holland & Knight LLP, 701 Brickell Avenue, Suite 3300, Miami, FL 33131 for the following purposes:

  (1)
  to elect three Class I directors to the Board of Directors for a three-year term expiring at the 2020 annual meeting;

  (2)
  to ratify the Board of Directors' appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2017;

  (3)
  to approve an amendment to our Amended and Restated Certificate of Incorporation to provide for the equal treatment of shares of Class A common stock and Class B common stock in connection with certain transactions, effected through the adoption of a new Section 4.5 included in Appendix A hereto;

  (4)
  to vote on a non-binding advisory resolution to approve the compensation of our named executive officers;

  (5)
  to vote, on a non-binding advisory basis, on the frequency (every one, two or three years) of the non-binding stockholder vote on the compensation of our named executive officers; and

  (6)
  to consider all other appropriate matters brought before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.

        All stockholders of record as of March 20, 2017 will be entitled to vote at the Annual Meeting. If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting. If you wish to attend the annual meeting in person, we encourage you to reserve your seat by May 16, 2017 by contacting our Investor Relations Department at (212) 486-9500. Additional details regarding admission to the Annual Meeting are described in the attached proxy statement under the heading "Voting in Person."

        The Registrant intends to distribute definitive copies of this proxy statement to security holders on or about May 4, 2017.

        If you choose to vote by proxy, you may do so by using the Internet or the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Whichever method you use to vote by proxy, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions. To ensure that your proxy is voted, your proxy, whether given by the Internet, the telephone, or mailing the proxy card, should be received by 7:00 p.m., Eastern time, on May 16, 2017. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors. If your shares are held on your behalf by a bank, broker, or other nominee, the proxy statement accompanying this notice will provide additional information on how you may vote your shares. Stockholders of record who attend the Annual Meeting may revoke their proxies and vote in person at the Annual Meeting, if they wish to do so.

By Order of the Board of Directors,

Alex J. Tolston Executive Vice President, General Counsel and Corporate Secretary

4000 Ponce de Leon Boulevard, Suite 650
Coral Gables, FL 33146
Date mailed: April       , 2017

YOUR VOTE IS IMPORTANT

        WE URGE YOU TO VOTE USING TELEPHONE OR INTERNET VOTING, IF AVAILABLE TO YOU, OR IF YOU RECEIVED THESE PROXY MATERIALS BY MAIL, BY COMPLETING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY CARD PROMPTLY. PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BANK, BROKER, OR OTHER RECORD HOLDER AND YOU WISH TO VOTE THEM AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT RECORD HOLDER.

HEMISPHERE MEDIA GROUP, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 17, 2017

ABOUT THE ANNUAL MEETING

        We are furnishing this proxy statement to stockholders of record of Hemisphere Media Group, Inc. ("Hemisphere" or the "Company") in connection with the solicitation of proxies for use at the annual meeting of stockholders to be held on Wednesday, May 17, 2017 at 10:30 a.m., local time, at the offices of Holland & Knight LLP, 701 Brickell Avenue, Suite 3300, Miami, FL 33131, and at any adjournments or postponements thereof (the "Annual Meeting").

        The Notice of Annual Meeting of Stockholders (the "Annual Meeting Notice"), this proxy statement, the accompanying proxy card, and an Annual Report to stockholders for the fiscal year ended December 31, 2016 (the "Annual Report") containing financial statements and other information of interest to stockholders are expected to be first mailed to stockholders on or about May 4, 2017.

Matters to be Voted Upon at the Annual Meeting

        At the Annual Meeting you will be voting on the following proposals:

  1.
  to elect three Class I directors to the Board of Directors for a three-year term expiring at the 2020 annual meeting;

  2.
  to ratify the Board of Directors' appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2017 ("Fiscal 2017");

  3.
  to approve an amendment to our Amended and Restated Certificate of Incorporation to provide for the equal treatment of shares of Class A common stock and Class B common stock in connection with certain transactions, effected through the adoption of a new Section 4.5 included in Appendix A hereto;

  4.
  a non-binding advisory resolution regarding the compensation of our named executive officers;

  5.
  a non-binding advisory vote on the frequency (every one, two or three years) of the non-binding stockholder vote on the compensation of our named executive officers; and

  6.
  to consider all other appropriate matters brought before the Annual Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors.

Recommendations of Our Board of Directors

        Our Board of Directors recommends that you vote your shares as follows:

  1.
  FOR the election of three Class I directors to the Board of Directors for a three-year term expiring at the 2020 annual meeting (PROPOSAL 1);

  2.
  FOR the ratification of the appointment by the Board of Directors of RSM US LLP as our independent registered public accounting firm for Fiscal 2017 (PROPOSAL 2);

  3.
  FOR the approval of the amendment to our Amended and Restated Certificate of Incorporation providing for the equal treatment of shares of Class A common stock and Class B common stock in connection with certain transactions (PROPOSAL 3);

  4.
  FOR the non-binding advisory resolution approving the compensation of our named executive officers (PROPOSAL 4); and

  5.
  FOR the approval, on a non-binding advisory basis, of holding the non-binding stockholder vote on the compensation of our named executive officers every "one year" (PROPOSAL 5).

Stockholders Entitled to Vote at the Meeting

  Stockholders of Record

        Only stockholders of record of the Company's (i) Class A common stock, par value $0.0001 per share (the "Class A common stock") and (ii) Class B common stock, par value $0.0001 per share (the "Class B common stock" and together with the Class A common stock, the "Common Stock") as of March 20, 2017 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. You are considered the stockholder of record with respect to your shares if your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company's stock transfer agent. A holder of our warrants, which are exercisable for shares of our Class A common stock, is not entitled to receive notice of or vote at our meeting unless you exercised your Warrants into shares of our Class A common stock on or prior to the Record Date. If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting. If you are a stockholder of record and choose to vote in person, you must attend the Annual Meeting, which will be held on Wednesday, May 17, 2017 at 10:30 a.m., local time, at the offices of Holland & Knight LLP, 701 Brickell Avenue, Suite 3300, Miami, FL 33131.

        If you choose to vote by proxy you may do so by using the Internet, the telephone, or by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Whichever method you use to vote by proxy, each valid proxy received in time will be voted at the Annual Meeting in accordance with your instructions. To ensure that your proxy is voted, your proxy, whether given by the Internet, the telephone, or by mailing the proxy card, should be received by 7:00 p.m., Eastern time, on May 16, 2017. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.

        On the Record Date, there were 21,900,160 shares of Class A common stock and 20,800,998 shares of Class B common stock, issued and outstanding, constituting all of our issued and outstanding voting securities. Stockholders of record are entitled to one (1) vote for each share of Class A common stock and ten (10) votes for each share of Class B common stock they held as of the Record Date.

  Shares Held with a Bank, Broker, or Other Nominee

        If your shares are held in an account with a bank, broker, or another third party that holds shares on your behalf, referred to herein as a "nominee," then you are considered the "beneficial owner" of these shares, and your shares are referred to as being held in "street name." If you hold your shares in "street name," you must vote your shares in the manner provided for by your bank, broker, or other nominee. Your bank, broker, or other nominee has enclosed or provided a voting instruction card with this proxy statement for you to use in directing the bank, broker, or other nominee how to vote your shares.

        If your shares are held by a bank, broker, or other nominee, they may not be voted or may be voted contrary to your wishes if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares. Brokers, banks, and other nominees have the authority under the rules of the NASDAQ STOCK MARKET LLC ("NASDAQ") to vote shares held in accounts by their customers in the manner they see fit, or not at all, on "routine" matters if their customers do not provide them with voting instructions. Proposal 1, Proposal 3, Proposal 4 and Proposal 5 are not considered to be routine matters, but Proposal 2 is considered to be a routine matter. When a proposal is not routine and the bank, broker, or other nominee has not received your voting instructions with respect to such proposal, a bank, broker, or other nominee will not be permitted to vote your shares on such proposal and a broker "non-vote" will occur. To ensure your shares are voted in the manner you desire, you should provide instructions to your bank, broker, or other nominee on how to vote your shares for each of the proposals to be voted on at the Annual Meeting in the manner provided for by your bank, broker, or other nominee.

Quorum

        A "quorum" of stockholders is necessary to hold the Annual Meeting. A quorum will exist at the Annual Meeting if the holders of record of a majority of the voting power of all shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Shares held as of the Record Date by holders who are present in person or represented by proxy at the Annual Meeting, but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the Annual Meeting (including as a result of a broker "non-vote"), will be counted as present for purposes of establishing a quorum.

Votes Required with Respect to Each Proposal

        To be elected as a Class I director at the Annual Meeting (Proposal 1), each candidate for election must receive a plurality of the votes cast. In a plurality vote, the director nominee with the most affirmative votes in favor of his or her election to a particular directorship will be elected to that directorship. With regard to Proposal 1, shares represented by proxies that are marked "WITHHELD" and shares that are not voted (including as a result of a broker "non-vote") will have no effect on the outcome of this vote because the directors are elected by a plurality vote.

        The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to (i) ratify the Board of Directors' appointment of RSM US LLP as our independent registered public accounting firm for Fiscal 2017 (Proposal 2) and (ii) to approve the non-binding advisory resolution relating to the compensation of the Company's named executive officers (Proposal 4). With regard to Proposals 2 and 4, shares marked as "ABSTAIN" and shares which are present in person or by proxy but not voted will have the effect of a vote against this proposal.

        The affirmative vote of the holders of a majority of the voting power of our outstanding Common Stock, voting together as a single class, is required to approve the amendment to our Amended and Restated Certificate of Incorporation (Proposal 3). In addition, we are requiring the affirmative vote of the holders of a majority of the voting power of our outstanding Class B common stock, voting as a separate class, to approve Proposal 3, even though it is not clear such a separate class vote is required under Delaware law to approve that Proposal. With regard to Proposal 3, shares marked as "ABSTAIN" and shares that are not voted (including as a result of a broker "non-vote", and regardless of whether such shares are present in person or by proxy) will have the effect of a vote against this proposal.

        With respect to the non-binding advisory vote relating to the frequency of the stockholder advisory vote on the named executive officers' compensation (Proposal 5), the option receiving the most votes cast (i.e., every one, two, or three years) will be considered the frequency approved by the stockholders. With regard to Proposal 5 shares marked as "ABSTAIN" and shares which are not voted will have no effect on the outcome of this vote.

Proxies and Voting Procedures

  What is a Proxy?

        A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is called a proxy or a proxy card. For the purposes of the Annual Meeting, if you use the Internet or telephone to vote your shares, or complete the attached proxy card and return it to us by 7:00 p.m., Eastern time, on May 16, 2017, you will be designating the officers of the Company named on the proxy card to act as your proxy and to vote on your behalf in accordance with the instructions you have given via the Internet, by telephone, or on the proxy card at the Annual Meeting.

  Voting by Proxy

  Stockholders of Record

        If you are a stockholder of record, you can vote your shares in one of two ways: either in person or by proxy at the Annual Meeting. If you are a stockholder of record and choose to vote in person, you must attend the Annual Meeting, which will be held on Wednesday, May 17, 2017 at 10:30 a.m., local time, at the offices of Holland & Knight LLP, 701 Brickell Avenue, Suite 3300, Miami, FL 33131. We recommend that you vote by proxy even if you currently plan to attend the Annual Meeting so that your vote will be counted if you later decide not to or are unable to attend the Annual Meeting. You may revoke your vote at any time before 7:00 p.m. Eastern time, on May 16, 2017, by:

  •
  attending the Annual Meeting in person and voting again; or

  •
  casting a new vote by telephone or over the Internet by 7:00 p.m., Eastern time, on May 16, 2017; or

  •
  signing and returning a new proxy card with a later date or by submitting a later-dated proxy by telephone or via the Internet, since only your latest proxy received by 7:00 p.m., Eastern time, on May 16, 2017 will be counted.

        If you are a stockholder of record, there are several ways for you to vote your shares by proxy:

  •
  By Mail.  You may submit your proxy by completing, signing, and dating the attached proxy card and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received by 7:00 p.m., Eastern time, on May 16, 2017.

  •
  By Telephone or Over the Internet.  You may submit your proxy by telephone or via the Internet by following the instructions provided on the proxy card. If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone proxy submission is available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 7:00 p.m., Eastern time, on May 16, 2017.

  •
  In Person at the Annual Meeting.  You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy by telephone or via the Internet, or by completing, signing, dating, and returning the attached proxy card by the applicable deadline so that your vote will be counted if you later decide not to or are unable to attend the meeting. Details regarding requirements for admission to the Annual Meeting are described below under the heading "Voting in Person."

        Voting instructions are included on your proxy card. If you properly submit your proxy by telephone, the Internet, or by mail in time for it to be voted at the Annual Meeting, one of the individuals named as your proxy, each of whom is one of our officers, will vote your shares as you have directed. If you submit your proxy by telephone, the Internet, or by mail, but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Annual Meeting, as necessary to vote your shares on each proposal, your shares will be voted in accordance with the recommendations of our Board of Directors: (1) FOR the election of the director nominees, (2) FOR the ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for Fiscal 2017, (3) FOR the approval of the amendment to our Amended and Restated Certificate of Incorporation providing for the equal treatment of shares of Class A common stock and Class B common stock in connection with certain transactions, (4) FOR the approval of the non-binding advisory resolution approving the compensation of our named executive officers, (5) FOR the approval of holding the non-binding vote on the compensation of our named executive officers every "one year," and (6) in accordance with the best judgment of the named proxies on other matters properly brought before the Annual Meeting.

        Our Board of Directors has no knowledge of any matters that will be presented for consideration at the Annual Meeting other than those described herein. The named proxies will also have discretionary authority to vote upon any adjournment or postponement of the Annual Meeting, including for the purpose of soliciting additional proxies.

  Shares Held with a Bank, Broker, or Other Nominee

        If you hold your shares in "street name," you must vote your shares in the manner provided for by your bank, broker, or other nominee. Your bank, broker, or other nominee has enclosed or provided a voting instruction card for you to use in directing the bank, broker, or other nominee on how to vote your shares. To ensure that your shares are voted according to your wishes, be certain that you provide instructions to your bank, broker, or other nominee on how to vote your shares in the manner that they specify. Your bank, broker, or other nominee will be permitted to vote your shares without instruction from you on Proposal 2, but will not be permitted to vote your shares on Proposals 1, 3, 4 or 5 without your instructions. As a result, if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares, then your bank, broker, or other nominee may vote your shares in a different manner than you would have voted if you had provided instructions to your bank, broker, or other nominee with respect to Proposal 2, and your vote will not be cast for Proposals 1, 3, 4 or 5, an outcome referred to as a broker "non-vote". Broker "non-votes" will have the same effect as a vote against adoption of Proposal 3 and will have no effect on the outcome of the vote on Proposals 1, 4 or 5.

  Revoking Your Proxy

        If you are a stockholder of record, you may revoke your proxy before it is voted by:

  •
  signing and returning a new proxy card with a later date or by submitting a later-dated proxy by telephone or the Internet, since only your last proxy received by 7:00 p.m., Eastern time, on May 16, 2017 will be counted;

  •
  notifying the Corporate Secretary of the Company in writing by 7:00 p.m., Eastern time, on May 16, 2017 that you have revoked your proxy; or

  •
  voting in person at the Annual Meeting.

        If you hold your shares in "street name," you must contact your bank, broker, or other nominee to revoke your proxy.

  Voting in Person

        If you are a stockholder of record and you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. All stockholders planning to attend the Annual Meeting in person should contact our Investor Relations Department at (212) 486-9500 by May 16, 2017 to reserve a seat at the Annual Meeting. For admission, stockholders should come to the Annual Meeting check-in area no less than 15 minutes before the Annual Meeting is scheduled to begin. Stockholders of record should bring a form of photo identification so their share ownership can be verified. A beneficial owner holding shares in "street name" must also bring an account statement or letter from his or her bank or brokerage firm showing that he or she beneficially owns shares as of the close of business on the record date, along with a form of photo identification. Registration will begin at 10:00 a.m., local time and the Annual Meeting will begin at 10:30 a.m., local time.

        If your shares are held in the name of your broker, bank, or other nominee, and you plan to attend the Annual Meeting and wish to vote in person, you must bring a legal proxy from your broker, bank, or other nominee authorizing you to vote your "street name" shares held as of the Record Date in order to be able to vote at the Annual Meeting. A legal proxy is an authorization from your bank, broker or other nominee permitting you to vote the shares that it holds in its name.

  Results of the Annual Meeting

        We will announce preliminary results at the Annual Meeting. We will publish final results in a current report on Form 8-K that we will file with the Securities and Exchange Commission (the "SEC") within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Proxy Solicitation

        We, on behalf of the Board of Directors, are soliciting proxies in connection with this Annual Meeting. The Company will bear the costs of the solicitation. No proxy solicitation firm has been hired in connection with our Annual Meeting. In addition to the solicitation of proxies by mail, proxies may also be solicited by our directors, officers, and employees in person or by telephone, e-mail, or fax, for which they will receive no additional compensation. We will also reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.

Delivery of Proxy Materials and Annual Report to Households

        The rules of the SEC permit companies and banks, brokers, or other nominees to deliver a single copy of an annual report and proxy statement to households at which two or more stockholders reside (commonly referred to as "householding"). Beneficial owners sharing an address who have been previously notified by their broker, bank, or other nominee and who have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Annual Meeting Notice, our Annual Report and this proxy statement. If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

        Beneficial owners who reside at a shared address at which a single copy of the Annual Meeting Notice, our Annual Report and this proxy statement is delivered may obtain a separate copy of the Annual Meeting Notice, our Annual Report and/or this proxy statement without charge by sending a written request to Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, Attention: Investor Relations, by calling us at (212) 486-9500, or by writing to us via e-mail at ir@hemispheretv.com. We will promptly deliver an Annual Meeting Notice, Annual Report and/or this proxy statement upon request.

        Not all banks, brokers, or other nominees may offer the opportunity to permit beneficial owners to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your bank, broker, or other nominee directly. Alternatively, if you want to revoke your consent to householding and receive separate annual reports and proxy statements for each beneficial owner sharing your address, you must contact your bank, broker, or other nominee to revoke your consent.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 17, 2017

        You may obtain copies of our public filings, including this proxy statement, our Annual Report, and the form of proxy relating to the Annual Meeting, without charge from our website at www.hemispheretv.com under "Investor Relations—SEC Filings" and "Investor Relations—Annual Report and Proxy Materials," or from the SEC's website at www.sec.gov. You also may request a copy of these materials, without charge, by sending an e-mail to ir@hemispheretv.com. Please make your request no later than May 7, 2017 to facilitate timely delivery. If you do not request materials pursuant to the foregoing procedures, you will not otherwise receive an e-mail or electronic copy of the materials. For meeting directions please call (212) 486-9500.

BOARD OF DIRECTORS

        The Board of Directors currently consists of eleven members, as determined in accordance with our Amended and Restated By-Laws (our "By-Laws"), including Andrew S. Frey and Eric Zinterhofer, each of whom was appointed to the Board in October 2016. Peter M. Kern is our Chairman of the Board of Directors. In accordance with our Amended and Restated Certificate of Incorporation (our "Charter"), the Board of Directors is divided into three classes (designated Class I, Class II, and Class III, respectively), with Class I consisting of three directors and Class II and Class III each consisting of four directors. The current term of office of the Class I directors expires at the Annual Meeting. The Class II and Class II directors are serving terms that expire at the annual meeting of stockholders to be held in 2018 and 2019, respectively. The three classes are currently comprised of the following directors:

  •
  Class I consists of Peter M. Kern, Leo Hindery, Jr. and Gabriel Brener, who will serve until the Annual Meeting;

  •
  Class II consists of James M. McNamara, Eric C. Neuman, John Engelman and Andrew S. Frey, who will serve until the annual meeting of stockholders to be held in 2018; and

  •
  Class III consists of Alan J. Sokol, Vincent L. Sadusky, Ernesto Vargas Guajardo and Eric Zinterhofer, who will serve until the annual meeting of stockholders to be held in 2019.

        The names of the nominees being presented for consideration by the stockholders (all of whom are incumbent directors, except Nina C. Tassler) and our continuing directors, their ages, the years in which they became directors of the Company, and certain other information about them are set forth on the following pages. Proxies cannot be voted for a greater number of persons than the three nominees. Except for (i) Televicentro of Puerto Rico, LLC ("WAPA"), Cine Latino, Inc., InterMedia Español, Inc., HMTV Cable, Inc. and WAPA America, Inc., which are each subsidiaries of the Company; and (ii) Gato Investments, LP ("Gato") which owns a majority of the Company's voting securities and may be deemed an affiliate of the Company; none of the corporations or other organizations referred to on the following pages with which a director or nominee for director has been employed or otherwise associated is currently a parent, subsidiary, or other affiliate of the Company.

Nominees for Election to the Board of Directors

        The nominees for directors in Class I, whose three-year terms will expire at the Annual Meeting (except for Nina C. Tassler), are as follows:

Peter M. Kern, Chairman Age 49	Mr. Kern has served as Chairman of our Board of Directors since April 2013 and currently serves as a Managing Partner of InterMedia. Since March 2017, Mr. Kern has served as interim Chief Executive Officer of Tribune Media Company and has served as a member of the company's board of directors since his appointment in October 2016. Mr. Kern has spent the last 17 years investing in, advising, and operating a variety of large and small media companies. Prior to joining InterMedia, Mr. Kern was a Senior Managing Director and Principal of Alpine Capital LLC ("Alpine"), a media investment and advisory firm. Mr. Kern joined Alpine when he merged his own firm, Gemini Associates, Inc., with Alpine in the summer of 2001. Gemini Associates was founded as a large-cap M&A and strategic advisory firm in 1996, and Mr. Kern served as its President. From 1996 until its sale, Mr. Kern also served as a partner of InterMedia Partners, LLC. At both Gemini and Alpine, Mr. Kern has counted among his advisory clients Liberty Media, Sony, Viacom, InterMedia Partners, Tele-Communications, Inc., TCI International, USA Networks, Cablevision Systems, and Telewest. At Alpine, Mr. Kern also was responsible for direct investing in media companies. During his tenure, Alpine Equity made several successful investments in cable television including Sit-Up, Gospel Music Channel, LLC, ProSeibenSat.1 Media AG, and Money Mailer, Inc. Prior to the founding of Gemini Associates, Mr. Kern was the senior financial and chief administrative officer of Home Shopping Network. Before joining Home Shopping Network, Mr. Kern was Senior Vice President of Corporate Finance and Strategic Development for Whittle Communications, a publishing and television company. Mr. Kern began his career at Bear, Stearns & Co., Inc. Mr. Kern has served on the board of directors of Expedia, Inc. since 2005 and currently serves as a member of the supervisory board of trivago N.V. He also sits on the board of directors of InterMedia Español, Inc. and WAPA America, Inc., each indirect wholly-owned subsidiaries of the Company. Mr. Kern holds a B.S. from the Wharton School at the University of Pennsylvania. Mr. Kern is also the controlling person of Gemini Latin Holdings, LLC, a Delaware limited liability company ("Gemini"), the general partner of Gato. The Board of Directors concluded that Mr. Kern should continue to serve as a director, in part, because of his foregoing qualifications and experience.

Leo Hindery, Jr. Age 69

Mr. Hindery has served as one of our directors since April 2013. Currently, he is Managing Partner of InterMedia Partners, a series of media industry private equity funds he founded in 1988 and ran continuously until February 1997, when he was elected President and CEO of Tele-Communications, Inc. (TCI) and Liberty Media, at the time the world's largest combined cable television system operator and programming entity. In March 1999 TCI merged into AT&T, and he became President and CEO of AT&T Broadband until he resigned in November 1999. In December 1999, Mr. Hindery was elected Chairman and Chief Executive Officer of GlobalCenter Inc., a major Internet services company, which in January 2001 merged into Exodus Communications, Inc. From 2001 until October 2004, he was Chairman and CEO of The YES Network which he founded to be the regional television home of the New York Yankees. In early 2005 he reconstituted InterMedia Partners. Mr. Hindery, formerly Chairman of the National Cable Television Association (NCTA) and of C-SPAN, has been recognized as International Cable Executive of the Year, NCTA's Distinguished Vanguard Award Recipient for Leadership, Cable Television Operator of the Year, one of the cable industry's "25 Most Influential Executives Over the Past 25 Years", one of the "30 Individuals with the Most Significant Impact on Cable's Early History", and a member of the Cable Hall of Fame. Mr. Hindery has an M.B.A. from Stanford University's Graduate School of Business and was an undergraduate of Seattle University, and has received an honorary Doctor of Humane Letters degree from Emerson College. The Board of Directors concluded that Mr. Hindery should continue to serve as a director, in part, because of his foregoing qualifications and experience.

Nina C. Tassler Age 59

Ms. Tassler has over 30 years of experience in the entertainment television industry. Currently, Ms. Tassler serves as Advisor, Former Chairman of CBS Entertainment, a position she has held since stepping down as Chairman of CBS Entertainment in September 2015. Prior to being named Chairman in 2014, Ms. Tassler served as President of CBS Entertainment from 2004, having propelled the network to its status as America's #1 Network for 12 of the 13 years under her leadership. Before serving as President, Ms. Tassler served in other executive positions since joining CBS in 1997. Prior to CBS, from 1990 to 1997, Ms. Tassler headed drama development for Warner Bros. Television (then Lorimar Television) as Director, Movies and Mini-Series and played a major role in establishing the company as an industry leading supplier of network programming. Before Warner Bros., Ms. Tassler served as Director of Television and Motion Picture Administration for Triad Artists, Inc., where she previously worked as a talent agent and was responsible for managing the overall operations of the television talent department. In June 2011, Ms. Tassler was honored by Women In Film with its prestigious Lucy Award, and later that same year was inducted into the Broadcasting & Cable Hall of Fame. Ms. Tassler is also an author and published her first book, "What I Told My Daughter: Lessons from Leaders on Raising the Next Generation of Empowered Women" in 2016 through Simon & Schuster. Ms. Tassler currently serves on the Board of Jewish Family Services, is a member of the Ambassador Council of the Geena Davis Institute on Gender in Media and serves on the Academy of Television Arts & Sciences Executive Committee and on the Board of Directors of the Academy Foundation. She is a member of the Board of Trustees for Boston University and the Board of the Paley Center for Media. Ms. Tassler graduated from Boston University with a B.A. in Theater. The Board of Directors concluded that Ms. Tassler should serve as a director, in part, because of her foregoing qualifications and experience.

Directors Continuing in Office

        The directors continuing in office in Class II, whose term will expire at the 2018 annual meeting of stockholders, are as follows:

James M. McNamara Age 63	Mr. McNamara has served as the Vice Chairman of our Board of Directors since April 2013. In 2005, Mr. McNamara founded Panamax Films, LLC, a film production company that produces films for the U.S. Latino and Greater Latin American film going audiences, and he is currently its chairman. In 2008, Mr. McNamara joined Cine Latino, Inc., where he currently serves as a consultant. In 2010, he joined as Non-Executive Chairman of Pantelion Films, a Latino Hollywood studio that is a partnership between Lions Gate Entertainment and Grupo Televisa, a Spanish-language media company. From 1999 to 2005, Mr. McNamara served as the President and Chief Executive Officer of Telemundo Communications Group, Inc., the operator of Telemundo, a Spanish-language broadcast network. From April 1996 to June 1998, Mr. McNamara was the President of Universal Television Enterprises, or Universal, a television production company where his responsibilities included domestic syndication first-run programming and international sales. Mr. McNamara joined Universal from New World, where he served as Chief Executive Officer from 1991 to 1995 and Senior Vice President, Executive Vice President and then President of New World International from 1986 to 1991. Mr. McNamara served as a director of Jump TV, a leading IPTV company, from 2006 to 2008, SBS Broadcasting from 1996 to 2005, Film Roman, Inc., from 1997 to 1999, Row 44, LLC (now, Global Eagle Entertainment, Inc., formerly Global Eagle Acquisition Corp.) from 2011 to 2013, and Silver Eagle Acquisition Corp from 2014 to 2015. Mr. McNamara currently serves on the board of directors of Double Eagle Acquisition Corp and the Hispanic Scholarship Fund. Mr. McNamara received his Masters degree from the American Graduate School of International Management and undergraduate degree in business administration and political science from Rollins College.
Eric C. Neuman Age 72

Mr. Neuman has served as one of our directors and the Chairman of the Audit Committee since April 2013. Since 2005, Mr. Neuman has been a managing director and partner of Hicks Equity Partners, LLC, a private equity investment firm founded by Thomas O. Hicks. Previously, he had been a partner of Hicks, Muse & Co. Partners, L.P. ("HM") since December 2000 and an officer of HM since 1993. At HM, Mr. Neuman had been involved in the formation and development of many of the firm's media investments, including Chancellor Media and Capstar Broadcasting (which were merged into Clear Channel Communications), Lin TV, Sunrise Television and Marcus Cable, and in 2002, assumed responsibility for HM's Latin American business. Mr. Neuman currently serves on the board of directors of DirecPath, LLC, Just Brakes, LLC and Drilling Tools International. In addition, Mr. Neuman serves as a director of Intercable, an international provider of television, internet and telephone services and an HM portfolio company. Mr. Neuman previously served as Chairman of the Board of Fox Pan American Sports, a leading provider of

Spanish-language sports television programming to U.S. and Latin American pay television operators, and Vice Chairman of Claxson, a publicly traded provider of programming and services to pay television providers. Mr. Neuman received a B.A. degree from the University of South Florida and an M.B.A. from Northwestern University.

John Engelman Age 61

Mr. Engelman has served as one of our directors and a member of the Audit Committee since April 2013. From April 2011 through April 2013, he served as an independent director of Azteca Acquisition Corporation. Since December 2010, Mr. Engelman has also served as an independent director of Vringo, Inc., a patent licensing and software products company for mobile video. Mr. Engelman is co-founder of Classic Media, Inc., a global media company that specializes in family and children's entertainment. In mid-2012, Classic was acquired by DreamWorks Animation SKG where he co-heads its DreamWorks Classics division. From 2007 to 2009, Mr. Engelman was co-CEO of Boomerang Media, Inc., an acquisition company controlled by GTCR Golder Rauner. From 1997 to 2001, Mr. Engelman was an operating partner with Pegasus Capital Advisors, a U.S. based private equity fund manager focused on middle market companies, and a managing director of Brener International Group, LLC. From 1991 to 1996, Mr. Engelman was President of Broadway Video, Inc., a producer of live television and motion pictures. He began his career at the Los Angeles law firm of Irell & Manella, where he was a partner. Mr. Engelman has a J.D. from Harvard Law School and a B.A. in Government from Harvard College.

Andrew S. Frey Age 42

Mr. Frey has served as one of our directors and a member of the Audit Committee since October 2016. Currently, Mr. Frey serves as a Partner of Searchlight Capital Partners, LLC, a global private equity firm. Mr. Frey has approximately 20 years of experience investing and advising in communications and media transactions in the U.S., Latin America and Europe. Prior to joining Searchlight in 2011, Mr. Frey was a Managing Principal at Quadrangle Group where he primarily focused on telecommunications and technology investments. Previously, Mr. Frey held positions at TPG Capital in London and Blackstone in New York. Mr. Frey started his career at Lehman Brothers in New York in 1997 as an Analyst in the media and communications group. Mr. Frey serves on the board of directors of Uniti Group Inc. (formerly Communications Sales & Leasing, Inc.), Harbortouch Payments, LLC, Liberty Cablevision of Puerto Rico, Electric Lightwave, Inc., and Bideawee, a not-for-profit and previously served on the board of Electric Lightwave, Inc., from December 2012 to March 2017. Mr. Frey received a B.S. in Finance and B.A.S. in Systems Engineering from the University of Pennsylvania. Mr. Frey was selected by an affiliate of Searchlight II HMT, L.P. ("Searchlight") as a designee to the Board pursuant to the Stockholders Agreement (the "Stockholders Agreement"), dated as of September 6, 2016, as amended by Amendment No. 1, dated as of October 21, 2016, by and among the Company, Gato, InterMedia Hemisphere Roll-Over L.P. ("Rollover SVP"), InterMedia, Gemini Latin Holdings, LLC, Peter M. Kern and Searchlight.

        The directors continuing in office in Class III, whose term will expire at the 2019 annual meeting of stockholders, are as follows:

Alan J. Sokol Age 58	Mr. Sokol has served as one of our directors and President since January 2013. Mr. Sokol was appointed as the Company's Chief Executive Officer in April 2013. Mr. Sokol has over 22 years of experience in the television and motion picture industries as an operator, advisor and investor. Prior to becoming the Chief Executive Officer, he served as a Senior Partner at InterMedia Partners, L.P., where he was the architect of the firm's Hispanic strategy, including the acquisitions of Cinelatino and WAPA. Prior to joining InterMedia Partners, L.P., Mr. Sokol was President and CEO of Planeta Media Group, LLC, where he advised numerous media companies on strategies and new business launches, particularly within the United States Hispanic market. His clients included Lions Gate Entertainment Corp., IDT Corp., Council Tree Communications, Inc. and Caracol Television Inc. From 1998 through May 2003, Mr. Sokol was Chief Operating Officer of Telemundo Communications Group, Inc., where he was responsible for all business divisions of this United States Spanish-language television network. While at Telemundo, Mr. Sokol established the first bilingual cable network in the United States and created strategic alliances with TV Globo, Caracol Television and Discovery Networks. From 1996 to 1998, Mr. Sokol was Senior Vice President, Corporate Development at Sony Pictures where he advised on investment opportunities in television distribution and content creation throughout the world. Prior to his tenure at Sony Pictures, Mr. Sokol was Senior Vice President of Savoy Pictures, Inc. From 1983 to 1994, he was an attorney and a partner with Wyman, Bautzer, Kuchel and Silbert, P.C., and then with Jeffer, Mangels, Butler and Marmaro LLP. Mr. Sokol sits on the board of directors of Faith Media Holdings, LLC. He also sits on the board of directors of InterMedia Español, Inc., WAPA America, Inc., Cine Latino, Inc. and HMTV Cable, Inc., each indirect wholly-owned subsidiaries of the Company. He holds a B.A. from Cornell University and J.D. from Stanford Law School.
Vincent L. Sadusky Age 51

Mr. Sadusky has served as one of our directors and a member of the Audit Committee since April 2013. From November 2014 through January 2017, Mr. Sadusky served as President and Chief Executive Officer of Media General, Inc. Previously, he served as the President and Chief Executive Officer of LIN Media LLC until it merged with Media General, Inc. in 2014. Mr. Sadusky served as Vice President Chief Financial Officer and Treasurer of LIN Media in 2004 until his appointment as President and Chief Executive Officer in 2006. From 1999 until August 2004, Mr. Sadusky was Chief Financial Officer and Treasurer of Telemundo Communications Group, Inc., where he worked for over 10 years. Prior to joining Telemundo Communications, he performed attestation and consulting services for 7 years with Ernst & Young, LLC. In addition to serving on the board of Hemisphere Media Group, Inc., Mr. Sadusky currently serves on the board of International Game Technology. Through January 2017, he served as a director of Media General, Inc. Mr. Sadusky formerly served as a member of the board of the National Association of Broadcasters, Treasurer of the NBC affiliates board, and board member and President of the Open Mobile Video Coalition and also served on the boards of JVB Financial Group, LLC, LIN Media LLC and Maximum Service Television, Inc. Mr. Sadusky received his M.B.A. degree from New York Institute of Technology and his B.S. in accounting from Penn State University, where he was a University Scholar.

Ernesto Vargas Guajardo Age 61

Mr. Vargas Guajardo has served as one of our directors since April 2013. He currently serves as the Chief Executive Officer and Director of MVS Comunicaciones S.A. de C.V. Mr. Vargas Guajardo also serves as President of MVS Multivision Digital S. de R.L. de C.V. Mr. Vargas Guajardo currently sits on the board of directors of Grupo Costamex, Finaccess México, S.A and Instituto Tecnológico de Monterrey. He also serves on the board of directors of Cine Latino, Inc., an indirect wholly-owned subsidiary of the Company. Previously, Mr. Vargas Guajardo has held senior roles at DISH México. Mr. Vargas Guajardo received his B.S. degree from The Wharton School of the University of Pennsylvania.

Eric Zinterhofer Age 45

Mr. Zinterhofer has served as one of our directors since October 2016. Mr. Zinterhofer currently serves as Founding Partner, Partner and Co-founder of Searchlight Capital Partners, LLC. and is jointly responsible for overseeing Searchlight's activities. Prior to founding Searchlight, from 1998 until May 2010, Mr. Zinterhofer was a Senior Partner and Co-Head of the Media and Telecommunication investment platform at Apollo Management, L.P. From 1994 to 1996, Mr. Zinterhofer was a member of the Corporate Finance Department at Morgan Stanley Dean Witter & Co. Prior to joining Morgan Stanley, from 1993 to 1994, he was a member of the Structured Equity Group at J.P. Morgan Investment Management. Mr. Zinterhofer currently serves on the board of directors of Charter Communications, Inc. as Lead Independent Director and is also a member of the board of directors of General Communication, Inc., Liberty Cablevision of Puerto Rico, Dish TV India Ltd., Leo Cable, LLC, Touchtunes Interactive Networks, Inc. and Roots Corporation. Previously, Mr. Zinterhofer was a director of Central European Media Enterprises, Ltd., iPCS, Inc., Hunter Boot, Ltd., Unity Media SCA, Intera Telecom, Inc. and Affinion Group, Inc. Mr. Zinterhofer received B.A. degrees in Honors Economics and European History from the University of Pennsylvania and received a M.B.A. from the Harvard Business School. Mr. Zinterhofer was selected by an affiliate of Searchlight as a designee to the Board pursuant to the Stockholders Agreement.

EXECUTIVE OFFICERS

        The following sets forth certain information with respect to the executive officers of the Company, as of the date of this proxy statement. All officers of the Company serve at the pleasure of the Company's Board of Directors until their successors are elected and qualified. Except for WAPA, InterMedia, Gato, InterMedia Español, Inc., WAPA America, Inc., Cine Latino, Inc. and HMTV Cable, Inc., none of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary, or other affiliate of the Company.

Name	Age	Position
Alan J. Sokol	58	Class III Director, President and Chief Executive Officer
Craig D. Fischer	47	Chief Financial Officer
Lucia Ballas-Traynor	52	Executive Vice President, Client Partnerships
Vicky Bathija	32	Executive Vice President, Corporate Development & Investor Relations
Karen A. Maloney	60	Controller
Jose E. Ramos	69	President and General Manager of WAPA-TV
Alex J. Tolston	36	Executive Vice President, General Counsel and Corporate Secretary

        Mr. Alan J. Sokol, see Class III Directors above.

        Mr. Craig D. Fischer, age 47, has served as our Chief Financial Officer since April 2013. From January 2013 through April 2013, Mr. Fischer served as our Vice President, Treasurer and Secretary. Previously, from 2005 through 2012, Mr. Fischer was a Partner at InterMedia, and was responsible for the acquisitions and oversight of Cinelatino and WAPA, prior to the formation of Hemisphere Media Group, Inc. Prior to joining InterMedia Partners, L.P., Mr. Fischer was Executive Vice President of Business Development and Affiliate Relations at the YES Network where he was one of the founding senior managers and was responsible for overseeing day-to-day operations, managing relationships with major cable and satellite operators and negotiating programming agreements. Prior to YES, Mr. Fischer was Vice President of Business Development at Exodus Communications, Inc., and Vice President of Finance at Global Center Inc. From 1997 to 2000, Mr. Fischer was at Goldman Sachs & Co. as a banker in the Media and Communications group. From 1991 to 1995, Mr. Fischer was a senior accountant and CPA with Ernst & Young, LLP. Mr. Fischer holds an M.B.A. from Columbia Business School and a B.B.A. from the University of Michigan.

        Ms. Lucia Ballas-Traynor, age 52, has served as our Executive Vice President, Client Partnerships since December 2015. Ms. Ballas-Traynor has more than 26 years of experience in the Hispanic media industry. In 2012, she co-founded CafeMom's MamásLatinas, a bilingual online destination dedicated to entertaining and empowering Latina moms, and served as Executive Vice President leveraging and aligning consumer insights and client objectives to develop innovative marketing solutions from 2012 through 2015. Prior to co-founding MamásLatinas, from 2008 through 2011, Ms. Ballas-Traynor served as publisher of People en Español, overseeing the company's brand strategy, ad sales, marketing, research and digital departments. Before taking the role of publisher of People en Español, she served as General Manager of MTV Tr3s, where she led the network's programming and rebranding from 2003 through 2008. Prior to MTV Tr3s, Ms. Ballas-Traynor served as General Manager of Univision's Galavision. She has been recognized as a "Media All Star" by Adweek and a top "Women in Music" by Billboard Magazine, was profiled by The Hollywood Reporter in its "Latino Power 50" list and named one of the "25 Most Powerful Hispanic Women in the Entertainment Industry." A native of Chile, Ms. Ballas-Traynor is a graduate from New York University and currently serves as Vice Chair on the board of the Hispanic Federation.

        Mr. Vicky Bathija, age 32, has served as our Executive Vice President, Corporate Development and Investor Relations since August 2015. Prior to joining the Company, from 2008 through 2015, Mr. Bathija was employed at InterMedia Partners, L.P., most recently as a Vice President and was responsible for all aspects of deal execution, oversight of existing portfolio companies and evaluating potential new investments. Prior to joining InterMedia Partners, Mr. Bathija was an Investment Banker in the Healthcare group at Banc of America Securities in New York, where he provided capital raising and advisory services to a broad range of public and private healthcare clients. Mr. Bathija holds a B.S. from the Leonard N. Stern School of Business at New York University and is a CFA® charterholder.

        Ms. Karen A. Maloney, age 60, has served as our Controller since July 2014. Prior to joining the Company, from December 2007 to January 2013, Ms. Maloney served in senior financial management roles for MTV Networks (Viacom). From December 2007 through June 2011, she served as the Senior Vice President Worldwide Controller for MTV Networks before taking on the role of Senior Vice President General Manager Global Shared Services from June 2011 to January 2013, leading the company's transition to a centralized shared service model for finance and legal operations. Prior to joining MTV Networks, she served in senior financial positions at Scholastic Corporation for 10 years from May 1997 to December 2007. From April 2004 to December 2007, she served as the Senior Vice President Corporate Finance, Chief Accounting Officer overseeing global finance and accounting. Prior to April 2004, she served as the Vice President Corporate Controller, Chief Accounting Officer. Prior experience includes Controllership roles in the apparel and paper industries, as well as earlier positions at the public accounting firm, KPMG, where she progressed to Supervising Senior Accountant. Ms. Maloney is a CPA as well as a Chartered Global Management Accountant and earned her Bachelor's degree in Accounting from The College of New Jersey. She is a member of the Board of Directors and has been the Finance Committee Chair and Co-Chair of the Audit Committee for the Girl Scouts of the USA, a national not-for-profit organization promoting leadership skills for girls. She has served in these roles and on the Board of Directors of Girl Scouts of the USA for 9 years.

        Mr. Jose E. Ramos, age 69, has over 33 years of television experience. Mr. Ramos is the most experienced television executive in Puerto Rico. Mr. Ramos has been the President and General Manager of WAPA-TV, a division of WAPA for the last 20 years. Prior to that, Mr. Ramos spent 13 years at Telemundo Communications Group, Inc., serving in various senior positions including Senior Vice President, General Manager and President.

        Mr. Alex J. Tolston, age 36, has served as the Executive Vice President, General Counsel and Corporate Secretary of Hemisphere Media Group, Inc. since April 2016. He served as the General Counsel and Corporate Secretary since June 2013. Before joining the Company, Mr. Tolston was an attorney in the Corporate Department at Paul, Weiss, Rifkind, Wharton & Garrison LLP from 2009 to 2013, representing issuers and underwriters in connection with initial public offerings, secondary offerings and Rule 144A debt offerings, issuers and their boards of directors with respect to reporting and other obligations under the U.S. securities laws and corporate governance and regulatory matters, and public and private equity clients in mergers and acquisitions, corporate finance and debt restructuring transactions. Mr. Tolston began his career at Bear, Stearns & Co., Inc. Mr. Tolston is a member of the Bar of the State of New York and Authorized House Counsel under Chapter 17, Rules Regulating the Florida Bar. Mr. Tolston holds a B.A. from Tulane University and a J.D. from New York Law School.

CORPORATE GOVERNANCE; BOARD ACTIONS; BOARD MEMBER INDEPENDENCE;
COMMITTEES OF THE BOARD OF DIRECTORS

Board Activities

        During our fiscal year ended December 31, 2016 ("Fiscal 2016"), our Board of Directors (or "Board") held four regular meetings, four special meetings and acted by unanimous written consent on five occasions. The independent directors met separately in an executive session immediately following certain meetings of our Audit Committee. Eric C. Neuman, the Chairman of our Audit Committee, presided at the independent director executive sessions of the Board of Directors. No director attended fewer than 75% of the total number of meetings held by the Board of Directors and any committees on which he served, with exception only for Mr. Zinterhofer, who was unable, due to scheduling conflicts, to attend a single special telephonic meeting of the Board, scheduled on short notice. Mr. Zinterhofer, who was appointed to the Board in October 2016, has attended all other meetings of the Board held during his time as a director.

        Our Board of Directors has affirmatively determined that none of the following directors has a material relationship with the Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company): Eric C. Neuman, Vincent L. Sadusky, John Engelman and Andrew S. Frey. Our Board of Directors reviews all facts and circumstances that it deems relevant to its review, including the standards set forth in the Company's Corporate Governance Guidelines, applicable NASDAQ rules and regulations and applicable federal securities laws and regulations to assist it in making determinations of independence. The Board of Directors has determined that the directors referred to above currently meet these standards and qualify as independent. The Board of Directors has made no determination with respect to the remaining directors.

        All of our then-current directors attended the 2016 Annual meeting of stockholders. While our Board of Directors has not adopted a mandatory attendance policy for our annual meetings, directors are encouraged to attend and we expect all members of our Board of Directors to attend the Annual Meeting.

        Our Board of Directors evaluates the appropriate leadership structure for the Company on an ongoing basis, including whether or not one individual should serve as both Chief Executive Officer and Chairman of our Board of Directors. While the Board of Directors has not adopted a formal policy, we currently separate the positions of Chief Executive Officer and Chairman of our Board of Directors. Alan J. Sokol currently serves as our Chief Executive Officer and Peter M. Kern currently serves as our Chairman of the Board of Directors. The Board of Directors believes that the respective roles of Mr. Sokol and Mr. Kern best utilize their skills and qualifications in the service of the Company at this time. The Board retains the ability to adjust its leadership structure as the needs of the business change, including the appointment of Co-Chairmen, each of whom may exercise the full powers and authorities of the office of Chairman.

Controlled Company

        Our Board of Directors has determined that the Company is a "controlled company" within the meaning of the rules and corporate governance standards of NASDAQ, as our controlling stockholders control more than 50% of the Company's voting power. A controlled company may elect not to comply with certain NASDAQ rules, including (1) the requirement that a majority of our Board consist of independent directors, (2) the requirement that a nominating/corporate governance committee be in place that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities, and (3) the requirement that a compensation committee be in place that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities. We currently avail ourselves of the "controlled company" exemptions. Our Board has determined that it is appropriate not to have a nominating/corporate governance committee or compensation committee because of our relatively limited number of directors, our limited number of senior executives and our status as a "controlled company" under applicable NASDAQ rules. Our Board undertakes the function of both committees.

Committees Established by Our Board of Directors

        The Board of Directors has designated two principal standing committees: the Audit Committee and the Executive Committee. The functions of the Audit Committee and Executive Committee and the number of meetings held by each such committee in Fiscal 2016 are noted below.

        Audit Committee.    The Audit Committee has been established in accordance with Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable NASDAQ rules, for the overall purpose of overseeing the Company's accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for monitoring (i) the integrity of our financial statements, (ii) the independent registered public accounting firm's qualifications and independence, (iii) the performance of our internal audit function and independent auditors (iv) preparing the report that SEC rules require to be included in our Annual Report and (v) our compliance with legal and regulatory requirements, including, without limitation, reviewing and addressing conflicts of interests of directors and executive officers, as well as reviewing and discussing with management and the independent registered public accounting firm, and approving as the case may be, any transactions or courses of dealing with related parties that are required to be disclosed pursuant to Item 404 of Regulation S-K, which is the SEC's disclosure rules for certain related party transactions. The responsibilities and authority of the Audit Committee are described in further detail in the Charter of the Audit Committee of the Board of Directors of Hemisphere Media Group, Inc., a copy of which is available at our Internet website at www.hemispheretv.com under "Investor Relations—Corporate Governance." The report of the Audit Committee for Fiscal 2016 is included elsewhere in this proxy statement.

        The current members of our Audit Committee are Eric C. Neuman, Vincent L. Sadusky, John Engelman and, as of October 2016, Andrew S. Frey. Our Audit Committee held eight meetings during Fiscal 2016 (attended in person or by teleconference) and acted by unanimous written consent on no occasions. Our Board of Directors has determined that each of the Audit Committee members is independent, as that term is defined under the independence standards for audit committee members in the Exchange Act and rules thereunder, as amended, and under the listing standards of NASDAQ.

        Mr. Neuman is the Chairman of our Audit Committee and is our Audit Committee Financial Expert. Mr. Neuman possesses the attributes of an "audit committee financial expert" set forth in the rules promulgated by the SEC in furtherance of Section 407 of the Sarbanes-Oxley Act of 2002. Mr. Neuman does not serve on the audit committees of any other public companies.

        Executive Committee.    The Executive Committee, serves as an administrative committee of the Board of Directors to act upon and facilitate the consideration by senior management and the Board of certain high-level business and strategic matters, including approval of (i) certain employment and consulting agreements entered into by the Company and compensation paid thereunder (subject to approval of the full Board of Directors, as necessary under applicable rules) and (ii) affiliate agreements entered into by the Company (in each case, subject to approval by the Audit Committee, in the event an agreement is determined to be a related party transaction as set forth in the Company's Related Person Transactions Policy).

        The current members of our Executive Committee are Peter M. Kern, Ernesto Vargas Guajardo and Eric Zinterhofer. Our Executive Committee held no meetings in Fiscal 2016. The Board of Directors has made no determination with respect to the independence of the members of our Executive Committee.

Risk Management and the Board's Role

        The Company's risk assessment and management function is led by the Company's senior management, which is responsible for day-to-day management of the Company's risk profile, with oversight from the Board of Directors and its Committees. Central to the Board of Directors' oversight function is our Audit Committee. In accordance with the Audit Committee Charter, the Audit Committee is responsible for the oversight of the financial reporting process and internal controls. In this capacity, the Audit Committee is responsible for discussing guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assess and manage the Company's exposure to risk, as well as the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. In addition to receiving regular reports from management on the Company's reporting processes and risk profile, the Audit Committee also meets with our independent auditors outside the presence of and without the participation of senior management. With respect to potential risks related to our compensation policies and programs, the Board of Directors acts in the primary oversight role.

Corporate Governance Guidelines and Code of Ethics and Business Conduct

        The Board of Directors has adopted Corporate Governance Guidelines to assist it in the exercise of its responsibilities. These Guidelines reflect the Board's commitment to monitor the effectiveness of policy and decision making both at the Board and management level, with a view to enhancing stockholder value over the long term. The Corporate Governance Guidelines address, among other things, Board composition, director qualifications standards, selection of the Chairman of the Board and the Chief Executive Officer, director responsibilities and the Board committees. The Board of Directors has adopted a Code of Ethics and Business Conduct to provide guidance to all the Company's directors, officers and employees, including the Company's principal executive officer, principal accounting officer or controller or persons performing similar functions.

Availability of Corporate Governance Guidelines, Committee Charters, and Code of Ethics

        Copies of our (i) Corporate Governance Guidelines, (ii) Audit Committee Charter and (iii) Code of Business Conduct and Ethics are available at our Internet website at www.hemispheretv.com under "Investor Relations—Corporate Governance." Any stockholder may obtain copies of these documents by sending a written request to Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, Attention: Investor Relations, by calling us at (212) 486-9500, or by writing to us via e-mail at ir@hemispheretv.com. None of the information posted on our website is incorporated by reference into this proxy statement.

DIRECTOR NOMINATION PROCESS

        As stated above, we do not have a nominating/corporate governance committee. The entire Board of Directors performs the function of the nominating/corporate governance committee. Stockholders and members of the Board may, however, submit nominees for election to the Company's Board of Directors to the entire Board for its consideration.

        We do not have a formal policy concerning stockholder recommendations to the Board of Directors. The Board of Directors has determined that it is appropriate to not have such a policy given the infrequency of such recommendations and our status as a "controlled company" under applicable NASDAQ rules. We did not receive any recommendations from stockholders requesting that the Board consider a candidate for inclusion among the slate of nominees in this proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Board of Directors would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate's name, credentials, contact information and his or her consent to be considered as a candidate to our Board of Directors at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL, 33146. See "Communications with the Board" below.

        You should note that the foregoing process relates only to bringing potential candidates to the attention of the Board of Directors. This process will not give you the right to directly propose a nominee at any meeting of stockholders.

        Under our Amended and Restated By-Laws, stockholders may nominate candidates for election at an annual meeting of stockholders. See "Stockholder Proposals for 2018 Annual Meeting" for details regarding the procedures and timing for the submission of such nominations. Director nominees submitted through this process will be eligible for election at the annual meeting, but information about these candidates will not be included in proxy materials sent to stockholders prior to the meeting, except as described in that section.

        In evaluating director nominees, the Board considers the appropriate skills and personal characteristics needed in light of the makeup of the current Board, including considerations of character, integrity, judgment, knowledge, experience and other relevant factors to develop an informed opinion of the candidate's qualifications and his or her ability and dedication. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board does, however, believe it is appropriate for at least one member of the Board to meet the criteria for an "audit committee financial expert" as defined by SEC rules and for a "financially sophisticated" audit committee member as defined by NASDAQ rules. The Company also believes it is appropriate for a member or members of the Company's management to participate as members of the Board.

        The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors would be polled for suggestions as to individuals meeting the criteria described above. The Board of directors may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if appropriate.

Compensation Committee Interlocks and Insider Participation

        As noted above, our Board undertakes the function of a nominating/corporate governance committee. None of our executive officers serves, or has served, during the last completed fiscal year, on the compensation committee or board of directors of any other company that has one or more executive officers serving on our Board.

Compensation Committee Report

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

        The Company does not have a compensation committee. The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion the Board of Directors has determined that the Compensation Discussion and Analysis be included in this proxy statement for the Annual Meeting of Stockholders.

The foregoing report is furnished by the Board of Directors.

Peter M. Kern (Chairman)
Gabriel Brener
John Engelman
Andrew S. Frey
Ernesto Vargas Guajardo
Leo Hindery, Jr.
James M. McNamara
Eric C. Neuman
Vincent L. Sadusky
Alan J. Sokol
Eric Zinterhofer

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis provides an overview and analysis of our compensation programs, the compensation decisions we have made under these programs, and the factors we considered in making these decisions with respect to the compensation earned by our principal executive officer, principal financial officer, and each of the next three highest paid executive officers of the Company (collectively, the "NEOs") for Fiscal 2016:

  •
  Alan J. Sokol, Chief Executive Officer and President

  •
  Craig D. Fischer, Chief Financial Officer

  •
  Jose E. Ramos, President and General Manager, WAPA-TV, a division of WAPA

  •
  Alex J. Tolston, Executive Vice President, General Counsel and Corporate Secretary

  •
  Karen A. Maloney, Controller

  Overview of the Compensation Program

  Compensation Philosophy

        The objective of our corporate compensation and benefits program is to establish and maintain competitive total compensation programs that will attract, motivate, and retain the qualified and skilled workforce necessary for our continued success. To help align compensation paid to executive officers with the achievement of corporate goals, we have designed our cash compensation program as a pay-for-performance based system that rewards NEOs for their individual performance and contribution in achieving corporate goals. In determining the components and levels of NEO compensation each year, the Board considers Company performance, the business objectives for specific divisions of the Company, personal management performance objectives, as well as each individual's performance and potential to enhance long-term stockholder value. To remain competitive, the Board may also periodically review compensation survey information published by various organizations or information provided by independent compensation consultants as another factor in setting NEO compensation. The Board relies on judgment and does not have any formal guidelines or formulas for allocating between long-term and currently paid compensation, between cash and non-cash compensation, or among different forms of non-cash compensation for our NEOs.

  Components of Total Compensation

        Compensation packages in Fiscal 2016 for our NEOs were comprised of the following elements:

Short-Term Compensation Elements

Element	Role and Purpose
Base Salary	Attract and retain executives and reward their skills and contributions to the day-to-day management of our Company.
Annual Performance-Based Bonus

Encourage the attainment of annual Company, division, and individual financial, operational, and strategic goals by paying bonuses determined by the achievement of specified performance targets with a performance period of one year.

 Long-Term Compensation Elements

Element	Role and Purpose
Stock Options and Restricted Stock	Encourage the attainment of long-term value creation, align executive interests with the interests of our stockholders, create accountability for executives to enhance stockholder value, and promote long-term retention through the use of multi-year vesting awards.
Severance and Change-of-Control Benefits

Promote long-term retention and align the interests of executives with stockholders in the event of a change in control transaction which, although in the best interests of stockholders generally, may result in loss of employment for an individual NEO.

Benefits

Element	Role and Purpose
Employee Benefit Plans and Perquisites	Provide financial security and additional compensation commensurate with senior executive level duties and responsibilities.

  Process

  Role of the Board and Management

        The Board meets annually to review and consider base salary and any proposed adjustments, prior year annual performance bonus results and targets for the current year, and any long-term incentive awards. The Board also reviews the compensation package for all new executive officer hires; however, an Executive Committee of the Board comprised of Peter Kern, Ernesto Vargas Guajardo and Eric Zinterhofer is empowered to approve such compensation packages, subject to the Board's approval of any equity grants.

        The key member of management involved in the compensation process is our Chief Executive Officer ("CEO"), Alan J. Sokol. Our CEO presents recommendations to the Board for each element of compensation for each NEO, other than himself, which in turn evaluates these goals and either approves or appropriately revises them.

  Determination of CEO Compensation

        The Board determines the level of each element of compensation for our CEO. Consistent with its determination process for other NEOs, the Board considers a variety of factors when determining compensation for our CEO, including past corporate and individual performance, general market survey data for similar size companies and the degree to which the individual's contributions have the potential to influence the outcome of the Company's short- and long-term operating goals and alignment with stockholder value.

  Assessment of Market Data and Use of Compensation Consultants

        In establishing the compensation for each NEO, the Board considers information about the compensation practices of companies both within and outside our industry and geographic region, and considers evolving compensation trends and practices generally. The Board may periodically review third-party market data published by various organizations for market trends and developments, and as one factor when making its annual compensation determinations. The Board does not typically use market data to establish specific targets for compensation or any particular component of compensation, and does not otherwise numerically benchmark its compensation decisions. The Board does not typically use market data to establish specific targets for compensation or any particular component of compensation, and does not otherwise numerically benchmark its compensation decisions. In connection with the compensation packages for the CEO, CFO and Executive Vice President, General Counsel and Corporate Secretary, our controlling stockholder sought the independent advice of Frederic W. Cook & Co. Inc. ("Cook") to analyze the reasonableness of the compensation packages in comparison to similarly sized publicly traded media companies. In addition, our controlling stockholder sought the independent advice of Cook to analyze the reasonableness of the compensation packages for non-employee directors in comparison to similarly sized publicly traded media companies. No fees were paid to Cook for any other services during Fiscal 2016.

  Short-Term Compensation Elements

  Base Salary

        Hemisphere believes that executive base salaries are necessary to provide financial security and a minimum level of fixed compensation for services rendered to the Company, and aid in attracting and retaining talented and qualified executives. Base salary adjustments typically reflect an individual's performance, experience, and/or change in job responsibilities.

        Annual base salaries for each NEO for Fiscal 2016 were as follows: $600,000 for Mr. Sokol, $450,000 for Mr. Fischer, $700,000 for Mr. Ramos, $400,000 for Mr. Tolston (as of April 9, 2016) and $325,000 for Ms. Maloney.

        The actual salary earned by each NEO for Fiscal 2016 is set forth in the Summary Compensation Table that follows.

  Annual Performance-Based Bonuses

        Pursuant to their employment agreements, each of Messrs. Sokol, Fischer and Tolston is eligible to receive an annual cash bonus under the terms of a performance-based bonus plan. The employment agreement for Messrs. Sokol, Fischer and Tolston specify an annual target and maximum bonus as a percentage of the NEO's annual base salary, with actual bonuses determined based on linear interpolation. Ms. Maloney's employment agreement provides for a discretionary annual bonus with a target bonus amount of $100,000. The specific performance criteria and performance goals for the bonus plan are established annually by our Board in consultation with our CEO (other than with respect to himself) and approved by our Board. The performance goals are communicated to the NEOs following formal approval by the Board. The table below shows the target bonus and maximum bonuses established for each NEO for Fiscal 2016.

2016 Target and Maximum Bonus

Name	2016 Target Bonus	2016 Maximum Bonus
Alan J. Sokol	100% of Base Salary	150% of Base Salary
Craig D. Fischer	85% of Base Salary	100% of Base Salary
Jose E. Ramos	—	—
Alex J. Tolston	50% of Base Salary	62.5% of Base Salary
Karen A. Maloney	$100,000	—

        For Fiscal 2016, the performance criterion applicable to Messrs. Sokol, Fischer, and Tolston was the achievement of adjusted EBITDA of $64.95 million. The Company's actual adjusted EBITDA for Fiscal 2016 was 64.32 million, representing a 99% achievement of the Fiscal 2016 performance goals. As a result, performance bonuses were paid to Messrs. Sokol, Fischer, and Tolston in the amounts set forth in the Summary Compensation Table below.

  Long-Term Compensation Elements

        All equity awards are granted under the Hemisphere Media Group, Inc. 2013 Amended and Restated Equity Incentive Plan (the "Equity Plan"). The Equity Plan is designed to align the interests of our stockholders and executive officers by increasing the proprietary interest of our executive officers in our growth and success, to advance our interests by attracting and retaining key employees, and to motivate our executives to act in our long-term best interests. We grant equity awards to promote the success and enhance the value of the Company by providing participants with an incentive for outstanding performance. Equity-based awards also provide the Company with necessary flexibility to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. In Fiscal 2016, Messrs. Sokol, Fischer and Tolston were granted 175,000, 75,000 and 25,000 shares of restricted stock, respectively. In addition, Messrs. Sokol, Fischer, and Tolston were granted options to purchase 300,000, 150,000 and 200,000 shares of stock, respectively, and Ms. Maloney was granted options to purchase 30,000 shares of stock. These grants are set forth below in the Summary Compensation Table and Grants of Plan-Based Awards table below.

  Severance and Change in Control Benefits

        The Company has entered into an employment agreement with each of the NEOs that provides for severance payments and benefits in the event that the NEO's employment is terminated or the NEO resigns under specified conditions described in their employment agreements. Employment agreements for Messrs. Sokol, Fischer and Tolston, provide for certain enhanced severance payments if such termination or resignation occurs within 60 days before or 12 months following a change in control. The payments provided in the event of termination without "cause" or resignation for "good reason," following a change in control are designed to assure the Company of the continued employment, attention and dedication to duty of these key management employees and to seek to ensure the availability of their continued service, notwithstanding the possibility or occurrence of a change in control of the Company and termination of their employment. The severance payments and benefits payable both in the event of, and independently from, a change in control are in amounts that the Company has determined are necessary to remain competitive in the marketplace for executive talent. See "Potential Payments Upon Termination or Change in Control" for additional information.

  Employee Benefit Plans and Perquisites

        Executives are eligible to participate in the same health and benefit plans generally available to all full-time employees, including health, dental, vision, and disability insurance.

  Perquisites

        The Company provides certain limited perquisites to certain executives, including our NEOs, which we believe is necessary to ensure our compensation packages are competitive with our peers. Among these benefits are car allowances and executive life and disability insurance.

  Miscellaneous

        The Company does not have any equity or security ownership guidelines for executives, including the NEOs. The Company considers the accounting and tax treatment of particular forms of compensation awarded to NEOs as part of its overall review of compensation (including the deduction limitations imposed under Section 162(m) of the Code), but does not generally structure its compensation practices to comply with any specific accounting or tax treatment, and the Company reserves the right to award compensation that may not be deductible under Section 162(m) of the Code where the Company believes it is appropriate to do so.

  Non-Binding Stockholder Advisory Votes

        The Company's executive compensation program received substantial stockholder support and was approved, on an advisory basis, by over 99% of stockholders voting on the proposal at the 2014 Annual Meeting of Stockholders. In addition, over 99% of the Company's stockholders indicated their preference, on an advisory basis, to conduct the advisory vote on executive compensation every three years. The Board values stockholder feedback on all governance matters, including executive compensation. As a result, the Company has included materials in this proxy statement to conduct an advisory stockholder vote on the Company's executive compensation program, as well as, the frequency of such advisory stockholder vote on the Company's executive compensation program.

Summary Compensation Table

        The following table sets forth compensation that the Company's NEOs earned during the Fiscal Years ended December 31, 2016, 2015 and 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Alan J. Sokol	2016	600,000	—	2,082,500	1,076,094	585,473	43,711	4,387,778
Chief Executive Officer &	2015	600,000	—	—	—	647,937	24,615	1,272,552
President	2014	600,000	—	—	—	653,974	6,000	1,259,974
Craig D. Fischer	2016	450,000	—	892,500	538,047	374,874	14,295	2,269,716
Chief Financial Officer	2015	450,000	—	—	—	393,286	9,295	852,581
	2014	450,000	—	—	—	394,644	3,051	847,695
Jose E. Ramos	2016	700,000	—	—	—	—	2,779	702,779
President & General	2015	650,000	—	—	—	—	39,573	689,573
Manager WAPA-TV	2014	600,000	—	—	—	—	30,978	630,978
Alex J. Tolston	2016	373,784	—	297,500	717,396	197,579	52,274	1,638,533
Executive Vice President, General	2015	299,578	75,000	—	—	27,397	—	401,975
Counsel &Corporate Secretary	2014	284,985	75,000	—	—	27,699	—	387,684
Karen A. Maloney	2016	325,000	120,000	—	118,678	—	1,690	565,368
Controller

(1)
For Fiscal 2015 and Fiscal 2014, Mr. Tolston's bonus represents the guaranteed minimum bonus to which he was entitled under his employment agreement.

(2)
The amount reported in this column represents the grant date fair value of restricted stock awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 8 to the Company's audited financial statements for the year ended December 31, 2016.

(3)
The amount reported in this column represents the grant date fair value of option awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 8 to the Company's audited financial statements for the year ended December 31, 2016.

(4)
The amount reported in this column represents awards earned based on achievement of performance goals. For Mr. Tolston, the amount reported in this column for Fiscal 2015 and Fiscal 2014 represents the award earned based on the achievement of performance goals minus the guaranteed bonus to which he was entitled under his employment agreement for Fiscal 2015 and Fiscal 2014.

(5)
For Mr. Sokol, the amount reported in this column for (A) Fiscal 2016 includes (i) reimbursements of $12,540 related to the use of his condo hotel unit in New York City when traveling on Company business, (ii) $18,115 in respect of life insurance premiums, and (iii) $13,056 in legal fee reimbursements in connection with the negotiation of his employment agreement, (B) Fiscal 2015 includes (i) reimbursements of $6,500 related to the use of his condo hotel unit in New York City when travelling on Company business and (ii) $18,115 in respect of life insurance premiums, and (C) Fiscal 2014 represents reimbursements related to the use of his condo hotel unit in New York City when travelling on Company business. For Mr. Fischer, the amount reported in this column for (A) Fiscal 2016 includes (i) $3,051 in respect of long-term disability premiums, (ii) $6,244 in respect of life insurance premiums, and (iii) $5,000 in legal fee reimbursements in connection with the negotiation of his employment agreement, (B) Fiscal 2015 includes payments in respect of life insurance and long-term disability premiums, and (C) Fiscal 2014 includes payments in respect of long-term disability premiums. For Mr. Ramos, the amount reported in this column for (A) Fiscal 2016 includes (i) $2,119 in cash out for vacation days and (ii) $660 with respect to life insurance premiums, (B) Fiscal 2015 includes (i) $38,082 for the year-end cash-out of accrued but unused vacation and sick days, (ii) $831 for his personal use of a Company-provided automobile and (iii) $660 in respect of life insurance premiums, and (C) Fiscal 2014 includes (i) $3,317 for his personal use of a Company-provided automobile, (ii) $661 in respect of life insurance premiums, and (iii) $27,000 for the year-end cash-out of accrued but unused vacation and sick days. For Mr. Tolston, the amount reported in this column for Fiscal 2016 includes (i) $47,274 in cash out for vacation days and (ii) $5,000 in legal fee reimbursements in connection with the negotiation of his employment agreement. For Ms. Maloney, the amount reported in this column for Fiscal 2016 includes payments in respect of life insurance premiums.

Grants of Plan-Based Awards Table for Fiscal 2016

        The following table provides information with respect to the range of future payouts under non-equity incentive plans for the NEOs for Fiscal 2016 and grants of restricted stock and options made to NEOs during Fiscal 2016.

								All Other Stock Awards: Number of Shares of Stock (#)			Grant Date Fair Value of Option and Stock Awards ($)(2)
									All other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards
										Exercise Price of Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Alan J. Sokol		—	600,000	900,000	—	—	—	—	—	—	—
	11/10/2016	—	—	—	—	—	—	175,000	300,000	11.90	3,158,594
Craig D. Fischer	—	—	382,500	450,000	—	—	—	—	—	—	—
	11/10/2016	—	—	—	—	—	—	75,000	150,000	11.90	1,430,547
Jose E. Ramos	—	—	—	—	—	—	—	—	—	—	—
Alex J. Tolston	—	—	200,000	250,000	—	—	—	—	—	—	—
	11/10/2016	—	—	—	—	—	—	25,000	200,000	11.90	1,014,896
Karen A. Maloney	3/10/2016	—	—	—	—	—	—	—	30,000	13.64	118,678

(1)
The amounts reported in these columns for Messrs. Sokol, Fischer and Tolston reflect the 2016 performance-based bonus awards that each NEO was eligible to receive pursuant to the terms of his employment agreement. The overall target and maximum performance-based bonus for 2016 for each was determined as a percentage of base salary. See the description of Annual Performance Bonus in the CD&A for a description of the specific performance components and more detail regarding the determination of actual 2016 annual performance bonus payments.

(2)
The amounts reported in this column represent the aggregate grant date fair value of stock options and restricted stock awards granted to the NEOs in Fiscal 2016, calculated in accordance with FASB ASC Topic 718 Assumptions used in calculating these amounts are described in Note 8 to the Company's audited financial statements for the year ended December 31, 2016.

Narrative to Summary Compensation Table and Grant of Plan-Based Award Table

  Employment Agreements

  Alan J. Sokol

        On October 26, 2016, Mr. Sokol entered into an amended and restated employment agreement with the Company to serve as the Chief Executive Officer and President of the Company for a term beginning on October 26, 2016 through December 31, 2019, which is automatically extended for successive one-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the employment agreement. Under his employment agreement, Mr. Sokol's annual base salary is $600,000 (which increased to $900,000 on January 1, 2017) and he will be entitled to receive an annual bonus based on the attainment of certain percentages of the Company's performance goals. For calendar years beginning in 2016, Mr. Sokol's target annual bonus is 100% of base salary based on the achievement of 100% of performance goals, his minimum bonus is 50% of base salary based on the achievement of 80% of performance goals and his maximum bonus is 150% of base salary based on the achievement of at least

110% of performance goals. Actual annual bonuses payable are determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals. In addition, Mr. Sokol is entitled to life and AD&D insurance policies having an aggregate face value of $5 million paid by the Company.

        Mr. Sokol's employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under "—Potential Payments upon Termination or Change in Control."

  Craig D. Fischer

        On October 26, 2016, Mr. Fischer entered into an amended and restated employment agreement with the Company to serve as the Chief Financial Officer of the Company ("CFO") for a term beginning on October 26, 2016 through December 31, 2019, which is automatically extended for successive one-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the employment agreement. Under his employment agreement, Mr. Fischer's annual base salary is $450,000 (which increased to $550,000 on January 1, 2017) and he will be entitled to receive an annual bonus based on the attainment of certain percentages of the Company's performance goals. For calendar year 2016, Mr. Fischer's target annual bonus was 85% of base salary based on the achievement of 100% of performance goals, his minimum bonus was 50% of base salary based on the achievement of 80% of performance goals, and his maximum bonus was 100% of base salary based on the achievement of at least 110% of performance goals. For calendar years beginning in 2017, Mr. Fischer's target annual bonus is 100% of base salary based on the achievement of 100% of performance goals, his minimum bonus is 50% of base salary based on the achievement of 80% of performance goals and his maximum bonus is 110% of base salary based on the achievement of at least 110% of performance goals. Actual annual bonuses payable are determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals. Mr. Fischer's employment agreement also provides that, if at any time Mr. Fischer's unused vacation exceeds 8 weeks, the excess above 8 weeks will be paid to Mr. Fischer at the end of the calendar quarter in which such excess occurred.

        Mr. Fischer's employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under "—Potential Payments upon Termination or Change in Control."

  Jose E. Ramos

        On September 30, 2013, Mr. Ramos entered into an amended and restated employment and advisory services agreement with WAPA, an indirect wholly-owned subsidiary of the Company, to serve as President and General Manager of WAPA-TV, a division of WAPA, for a term beginning August 22, 2013 through December 31, 2016. Under his employment agreement, Mr. Ramos' annual base salary was $600,000 through December 31, 2014, and was increased to $650,000 through December 31, 2015, and increased to $700,000 through December 31, 2016. Commencing on January 1, 2017 through December 31, 2018, Mr. Ramos has agreed to provide advisory services as a consultant to the Company and during such advisory services period, he is entitled to a consulting fee at an annual rate of $250,000. Notwithstanding the expiration of the employment agreement, Mr. Ramos continues to provide services as an employee and the parties are currently negotiating the terms of a new employment agreement.

        Mr. Ramos' employment and advisory services agreement provides for certain severance benefits to be paid in the event of employment or service termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under "—Potential Payments upon Termination or Change in Control."

  Alex J. Tolston

        On October 26, 2016, Mr. Tolston entered into an amended and restated employment agreement with the Company, effective as of April 9, 2016, to serve as the Executive Vice President, General Counsel and Corporate Secretary of the Company. The current term expires on April 9, 2019, which is automatically extended for successive one-year periods, unless either party provides written notice to the other party at least 180 days prior to the expiration of the term of its intent not to extend the employment agreement. Under his employment agreement, Mr. Tolston's annual base salary is currently $400,000 and he will be entitled to receive an annual bonus based on the attainment of certain percentages of the Company's performance goals that are substantially consistent with, and no less favorable than, the performance goals applicable to the annual bonus of the CEO and CFO. For calendar years beginning in 2016, Mr. Tolston's target annual bonus is 50% of base salary based upon the achievement of 100% of performance goals, his minimum bonus is 37.5% of base salary based on the achievement of 80% of performance goals and his maximum bonus is 62.5% of base salary based on the achievement of at least 110% of performance goals. Actual annual bonuses payable are determined based on linear interpolation between the minimum performance goals and the target performance goals and the target performance goals and the maximum performance goals. In addition, Mr. Tolston is entitled to life and AD&D insurance policies having an aggregate face value of $1 million paid by the Company.

        Mr. Tolston's employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under "—Potential Payments upon Termination or Change in Control."

  Karen A. Maloney

        Effective January 1, 2016, Ms. Maloney entered into an amended and restated employment agreement with the Company to serve as the Controller of the Company. The current term expires on June 30, 2017, which may be extended by the Company for successive one-year periods by providing written notice to Ms. Maloney. Under her employment agreement, Ms. Maloney's annual base salary is currently $325,000 and she is eligible to receive an annual discretionary bonus based on individual performance, with a target bonus amount of $100,000.

        Ms. Maloney's employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under "—Potential Payments upon Termination or Change in Control."

Outstanding Equity Awards at 2016 Fiscal Year-End

        The following table sets forth the number of unexercised options and outstanding restricted stock held by the NEOs at December 31, 2016.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(1)
Alan J. Sokol	550,000	—		250,000	(4)	10.20	4/9/2023	—		—	100,000	(5)	1,120,000
	—	300,000	(2)	—		11.90	11/10/2026	175,000	(2)	1,960,000	—		—
Craig D. Fischer	275,000	—		25,000	(4)	10.20	4/9/2023	—		—	50,000	(5)	560,000
	—	150,000	(2)	—		11.90	11/10/2026	75,000	(2)	840,000	—		—
Jose E. Ramos	60,000	—		—		12.43	8/22/2023	—		—	—		—
Alex J. Tolston	125,000	—		25,000	(4)	10.20	4/9/2023	—		—	—		—
	—	200,000	(3)	—		11.90	11/10/2026	25,000	(3)	280,000	—		—
Karen A. Maloney	40,000	20,000	(6)	—		11.63	7/18/2024	—		—	—		—
	—	30,000	(7)	—		13.64	3/10/2026	—		—	—		—

(1)
Market value based on the closing price of a share of our Class A common stock on December 30, 2016 (the last trading day of Fiscal 2016).

(2)
These options and restricted share vest in three equal installments on each of the first three anniversaries of April 5, 2016.

(3)
These options and restricted share vest in three equal installments on each of the first three anniversaries of April 9, 2016.

(4)
These options vest based on our Class A common stock attaining a closing price equal to or greater than $15.00 per share on at least 10 trading days (which need not be consecutive).

(5)
These restricted shares vest based on our Class A common stock attaining a closing price equal to or greater than $15.00 per share on at least 10 trading days (which need not be consecutive).

(6)
These options vest on July 18, 2017.

(7)
These options vest in three equal installments on each of the first three anniversaries of March 10, 2016.

Option Exercises and Stock Vested During Fiscal 2016

        The following table provides information regarding stock vesting during Fiscal 2016 for the NEOs. No NEO exercised any stock options during the year ended December 31, 2016.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Alan J. Sokol	166,667	2,191,658
Craig D. Fischer	50,000	657,500
Jose E. Ramos	20,000	224,000
Alex J. Tolston	8,334	107,092
Karen A. Maloney	—	—

(1)
The executives elected to reduce the number of shares delivered upon vesting of their restricted shares by the number of shares having a market value equal to the applicable tax withholding amounts on their awards. As a result, the actual shares acquired by Messrs. Sokol, Fischer, Ramos and Tolston upon settlement of their restricted stock was 100,710, 35,833, 12,930 and 6,070 respectively.

(2)
Amounts reported in this column reflect the closing price per share of our Class A common stock on NASDAQ on the applicable vesting date for each grant that vested (or the most recent trading date prior to the applicable vesting date, if applicable).

Pension Benefits

        None of our NEOs participated in any Company defined benefit pension plans during Fiscal 2016.

Nonqualified Deferred Compensation

        None of our NEOs participated in any Company non-qualified deferred compensation programs during Fiscal 2016.

Potential Payments Upon Termination of Employment or Change in Control

  Severance Payments and Benefits under Employment Agreements

        All of our NEOs are entitled to certain severance benefits following termination of employment as described below. No severance payments or benefits are payable in the event of termination for cause or resignation without good reason. All severance payments and benefits are conditioned upon the execution by the executive of a release of claims against the Company and the NEO's continued compliance with the restrictive covenants contained in the executive's employment agreement. All of the NEO's employment agreements require the executive not to disclose at any time confidential information of the Company or any third party to which the Company has a duty of confidentiality and to assign to the Company all intellectual property developed during employment. In addition, the executive may not make disparaging statements about the Company. All our NEOs are required during employment and for one year thereafter not to compete with the Company and are required not to solicit the employees of the Company. In the case of Mr. Ramos, references to the "Company" in this paragraph mean WAPA.

  Alan J. Sokol, Craig D. Fischer and Alex J. Tolston

        For Messrs. Sokol, Fischer and Tolston, if the executive's employment is terminated by the Company without cause (defined below) or by the executive for good reason (defined below), the executive will be entitled to: (i) an amount equal to one times his base salary and target bonus and (ii) a prorated amount of the actual annual bonus he would have received had he remained employed through the year of his termination (a "Prorated Bonus"). The severance payment will be paid during the 12-month period immediately following termination in substantially equal installments, and the prorated bonus will be paid on the date that other executives are paid their annual bonuses in respect of the year in which the executive's termination occurs.

        For Messrs. Sokol, Fischer and Tolston, if the executive's employment is terminated by the Company without cause or by the executive for good reason within 60 days before, or 12 months following a change in control (defined below), the executive will be entitled to: (i) an amount equal to two times his base salary and target bonus and (ii) a prorated amount of the target bonus he would have been eligible to receive in the year of his termination (a "Prorated Target Bonus"). The severance payment and prorated bonus will be paid in cash in a lump sum within 30 days following the execution of the release of claims that has become irrevocable by its terms.

        For Messrs. Sokol, Fischer and Tolston, if the executive's employment is terminated due to the Company's election not to renew his employment agreement prior to a change in control, the executive will be entitled to: (A) for Mr. Sokol, (i) an amount equal to one times his base salary and target bonus and (ii) the Prorated Bonus, (B), for Mr. Fischer, (i) base salary continuation for 6 months and (ii) the Prorated Bonus, and (C) for Mr. Tolston, (i) base salary continuation for 6 months, (ii) the Prorated Bonus and (iii) the Prorated Target Bonus.

        For Messrs. Sokol, Fischer and Tolston, if the executive's employment is terminated due to the Company's election not to renew his employment agreement following a change in control, the executive will be entitled to: (i) an amount equal to one-and-one-half times (one times for Mr. Tolston) his base salary and target bonus and (ii) the Prorated Target Bonus.

        If the executive is terminated due to death or disability, the executive or his estate will be entitled to receive the Prorated Bonus.

        In addition to the payments set forth above, upon the termination of the executive's employment without "cause" or for "good reason", by reason of death or disability or the expiration of the term of the employment agreement, the executive will be entitled to reimbursements for COBRA premiums that the executive incurs as a result of his (or his eligible dependents') election to continue participating in the Company's medical and dental plans following his termination for a period of (x) 12 months, if such termination occurs prior to a "change in control," or (y) 18 months, if such termination occurs following a "change in control," but in each case only until the executive enrolls in the medical and dental plans offered by a subsequent employer.

        For purposes of the employment agreements, "cause" generally means: (i) executive's willful refusal to perform his duties for the Company, (ii) in carrying out his duties under the employment agreement, executive engages in willful misconduct, or gross neglect, that in either case causes material economic harm to the Company's business or reputation, or (iii) executive is convicted of, or enters a plea of guilty or nolo contendere to, a felony and such conviction or plea has a material adverse effect on his ability to perform his duties for the Company or causes material harm to the Company or its affiliates.

        For purposes of the employment agreements, "good reason" generally means the occurrence of any of the following events without executive's prior express written consent: (i) any reduction in executive's base salary or target bonus, or any material diminution in executive's authorities, titles or offices, or the assignment to him of duties that materially impair his ability to perform his duties; (ii) any change in the reporting structure so that executive reports other than to the Board, CEO or CFO (as applicable) or the Executive Committee of the Board (as applicable); (iii) any relocation of executive's principal place of employment; (iv) any material breach by the Company, or any of its affiliates, of any material obligation to executive; or (v) the failure of the Company to obtain the assumption in writing of its obligation to perform the employment agreement by any successor to all or substantially all of the business and assets of the Company within 15 days after any merger, consolidation, sale or similar transaction.

        For purposes of the employment agreements, "change in control" generally means (i) the acquisition by any person of beneficial ownership of 30% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote in the election of directors, (ii) a change in the composition of the Board such that members of the Board during any consecutive 12-month period cease to constitute a majority of the Board, (iii) the approval by the stockholders of the Company of a plan of complete dissolution or liquidation of the Company, or (iv) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an affiliate of the Company.

  Jose E. Ramos

        If Mr. Ramos' employment were terminated without cause prior to the beginning of the advisory services period on January 1, 2017, he would have been entitled to (i) the base salary that he would have been entitled to receive had he remained employed with WAPA through the expiration of his employment term and (ii) 50% of the advisory services fees he would have been entitled to receive had he continued to be engaged through the expiration of the advisory services period. If Mr. Ramos'

advisory services are terminated without cause during the advisory services period, he is entitled to the advisory services fees he would have been entitled to receive had he continued to be engaged through the expiration of the advisory services period.

        If Mr. Ramos' employment or advisory services are terminated due to disability he will be entitled to his base salary or advisory services fees (as the case may be) through the earliest of (A) December 31, 2016 or December 31, 2018, as applicable, (B) 180 days after the date of such disability or (C) the date of his death, which in each case shall be subject to offset on a dollar-for-dollar basis for any amounts paid to him under any of the Company's benefit plan which provides income-disability benefits. If Mr. Ramos's employment or advisory services are terminated due to death, he is entitled to continued salary or advisory services fees (as the case may be) through the end of the month of his death.

        For purposes of his employment agreement, "cause" generally means: (i) executive's willful refusal to perform his duties for WAPA, (ii) in carrying out his duties under the employment agreement, executive engages in willful misconduct, or neglect, that in either case causes material economic harm to WAPA's or the Company's business or reputation, (iii) executive's material failure to comply with WAPA policies, (iv) executive's engagement in conduct which (A) constitutes a criminal offense, or (B) is or may be unlawful, to the possible detriment of WAPA, any of its affiliates or executive's own reputation, or (iv) executive's indulgence in a pattern of improper or disorderly conduct, executive's failure to perform his work in an efficient manner, or executive's performance of work belatedly, negligently or in violation of WAPA's standards.

  Karen A. Maloney

        If Ms. Maloney's employment is terminated by the Company without cause (defined below) she will be entitled to an amount equal to one-half times her base salary. For purposes of her employment agreement, "cause" generally means: (i) executive's willful refusal to perform her duties for the Company, (ii) in carrying out her duties under the employment agreement, executive engages in willful misconduct or neglect, that in either case causes economic harm to the Company's business or reputation, (iii) executive fails to comply with Company policies, (iv) executive engagement in conduct which (A) constitutes a criminal offense, or (B) is or may be unlawful, to the possible detriment of the Company, any of its Affiliates or executive's own reputation; or (v) executive's indulgence in a pattern of improper or disorderly conduct, executive's failure to perform her work in an efficient manner, or executive's performance or work belatedly, negligently or in violation of the Company's standards.

  Equity Vesting

        If Messrs. Sokol, Fischer or Tolston's employment is terminated by the Company without cause (as defined in his employment agreement), due to death or disability, on the expiration date of his employment agreement or if the executive terminates his employment for good reason (as defined in his employment agreement), then all unvested time-based stock options and restricted shares fully accelerate and become 100% vested, and all performance-based stock options and restricted shares remain outstanding for 6 months following termination and are eligible to vest if the applicable performance goals are achieved.

        If Mr. Ramos' employment is terminated by the Company or any of its affiliates without cause (as defined in his employment agreement), then his unvested stock options and restricted shares fully accelerate and become 100% vested. If Mr. Ramos' employment with the Company or any of its affiliates is terminated due to death or disability, then the unvested stock options and restricted shares that would have vested in the year of such death or disability accelerate and immediately become vested.

        If Ms. Maloney's employment with the Company is terminated due to death or by the Company due to Disability, then the unvested options that would have vested in the year of such death or disability accelerate and immediately become vested.

Estimated Payments Upon Termination of Employment or Change in Control

        The table below shows the severance payments and benefits that each NEO would receive upon (1) death or disability, (2) termination without cause, (3) termination with good reason, (4) termination without cause within 60 days prior to or 12 months following a change in control, (5) termination with good reason within 60 days prior to or 12 months following a change in control, (6) non-renewal by the Company prior to a change in control, (7) non-renewal by the Company following a change in control or (8) the expiration of the employment term. None of the NEOs are entitled to a payment upon a change in control absent a termination of employment. The amounts are calculated as if the date of termination (and change in control where applicable) occurred on December 31, 2016.

Name	Death or Disability ($)		Termination without cause ($)		Termination with good reason ($)		Termination without cause within 60 days prior to or 12 months following a change in control ($)		Termination with good reason within 60 days prior to or 12 months following a change in control ($)		Non-renewal by the Company prior to a change in control ($)		Non-renewal by the Company following a change in control ($)		Expiration Date of Employment Agreement ($)
Alan J. Sokol
Severance	667,032	(1)	1,844,688	(2)	1,844,688	(2)	3,067,032	(3)	3,067,032	(3)	1,844,688	(2)	2,467,032	(6)	—
Stock Options	250,000	(7)	250,000	(7)	250,000	(7)	250,000	(7)	250,000	(7)	250,000	(7)	250,000	(7)	250,000	(7)
Restricted Shares	3,080,000	(8)	3,080,000	(8)	3,080,000	(8)	3,080,000	(8)	3,080,000	(8)	3,080,000	(8)	3,080,000	(8)	3,080,000	(8)
Craig D. Fischer
Severance	430,794	(1)	1,247,196	(2)	1,247,196	(2)	2,095,794	(3)	2,095,794	(3)	639,696	(4)	1,679,544	(6)	—
Stock Options	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)
Restricted Shares	1,400,000	(8)	1,400,000	(8)	1,400,000	(8)	1,400,000	(8)	1,400,000	(8)	1,400,000	(8)	1,400,000	(8)	1,400,000	(8)
Jose E. Ramos
Severance	—		250,000	(9)	—		250,000	(9)	—		—		—		—
Stock Options	—		—		—		—		—		—		—		—
Restricted Shares	—		—		—		—		—		—		—		—
Alex J. Tolston
Severance	239,978	(1)	826,652	(2)	826,652	(2)	1,439,978	(3)	1,439,978	(3)	626,652	(5)	839,978	(6)	—
Stock Options	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)	25,000	(7)
Restricted Shares	280,000	(8)	280,000	(8)	280,000	(8)	280,000	(8)	280,000	(8)	280,000	(8)	280,000	(8)	280,000	(8)
Karen A. Maloney
Severance	—		162,500	(10)	—		162,500	(10)	—		—		—		—
Stock Options	—		—		—		—		—		—		—		—
Restricted Shares	—		—		—		—		—		—		—		—

(1)
Represents a prorated bonus based on actual performance equal to the full Fiscal 2016 target bonus, and 18 months' of COBRA premiums at $3,724/month, $2,683/month and $2,221/month for Messrs. Sokol, Fischer and Tolston, respectively. If termination occurs prior to a change in control the amounts reflected above would be reduced by 6 months' of COBRA premiums.

(2)
Represents cash severance payment of an amount equal to one times the sum of executive's base salary and Fiscal 2016 target bonus, a prorated bonus based on actual performance equal to the full Fiscal 2016 target bonus, and 12 months' of COBRA premiums at $3,724/month, $2,683/month and $2,221/month for Messrs. Sokol, Fischer and Tolston, respectively.

(3)
Represents cash severance payment of an amount equal to two times the sum of executive's base salary and Fiscal 2016 target bonus, a prorated bonus based on actual performance equal to the full Fiscal 2016 target bonus, and 18 months' of COBRA premiums at $3,724/month, $2,683/month and $2,221/month for Messrs. Sokol, Fischer and Tolston, respectively. If termination occurs prior to a change in control the amounts reflected above would be reduced by 6 months' of COBRA premiums.

(4)
Represents cash severance payment of an amount equal to 6 months' base salary continuation, a prorated bonus based on actual performance equal to the full Fiscal 2016 target bonus, and 12 months' of COBRA premiums at $2,683/month.

(5)
Represents cash severance payment of an amount equal to 6 months' base salary continuation, a prorated bonus based on actual performance equal to the full Fiscal 2016 target bonus, a prorated bonus equal to the full Fiscal 2016 target bonus, and 12 months' of COBRA premiums at $2,221/month.

(6)
Represents cash severance payment of an amount equal to one-and-one-half times (one times for Mr. Tolston) the sum of executive's base salary and Fiscal 2016 target bonus, a prorated bonus equal to the full Fiscal 2016 target bonus, and 18 months' of COBRA premiums at $3,724/month, $2,683/month and $2,221/month for Messrs. Sokol, Fischer and Tolston, respectively.

(7)
Represents the cash-out value of all unvested options as of the last trading day of the 2016 fiscal year, less the exercise price assuming that any performance thresholds were met. Note that in the absence of an actual transaction, it is not possible to determine whether the thresholds would in fact actually be met. For purposes hereof, a non-renewal by the Company is treated as a termination without cause.

(8)
Represents the market value of all unvested restricted shares as of the last trading day of the 2016 fiscal year, assuming that any performance thresholds were met on December 31, 2016. Note that in the absence of an actual transaction, it is not possible to determine whether the thresholds would in fact actually be met. For purposes hereof, a non-renewal by the Company is treated as a termination without cause.

(9)
Represents the cash severance payment equal to the remaining base salary payable through the end of executive's employment term, and 50% of the advisory service fee under his employment agreement.

(10)
Represents cash severance payment of an amount equal to one-half times the executive's base salary.

Director Compensation for Fiscal 2016

        Each non-employee director (other than our Vice Chairman, Mr. McNamara) receives an annual cash retainer of $40,000, the Chair of the Audit Committee receives an additional annual cash retainer of $10,000 and the other members of the Audit Committee each receive an additional annual cash retainer of $5,000. In Fiscal 2016, Messrs. Neuman and Sadusky served as members of a special committee to review certain strategic matters and provide oversight of specific transactions involving the Company. For their service on the special committee, each of Messrs. Neuman and Sadusky received a fee of $10,000 plus meeting fees, and as a result each earned $24,500 in additional fees in Fiscal 2016. In addition to the cash compensation, each non-employee director receives an annual grant of restricted stock equal to that number of shares of our Class A common stock with a value on the date of grant of $100,000 (or $300,000 in the case of the Chairman of the Board). The restricted stock grants vest on the day prior to the Company's annual stockholders meeting following the grant.

        The Company has engaged Mr. McNamara to provide certain consulting services to the Company and its affiliates for an average of 15 hours per week. For his consulting services, Mr. McNamara is entitled to an annual consulting fee of $175,000 (paid monthly), a discretionary annual bonus of up to $50,000, payment of health insurance premiums and Company-provided office and parking space.

        The following table sets forth compensation earned by the Company's directors during the year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(10)	Option Awards ($)(3)(11)	All Other Compensation(12) ($)	Total ($)
Gabriel Brener	40,000	100,009	—	—	140,009
John Engelman(4)	45,000	100,009	—	—	145,009
Andrew S. Frey(5)	7,500	—			8,000
Leo Hindery, Jr.	40,000	100,009	—	—	140,009
Peter M. Kern(6)	40,000	300,003	—	—	340,003
Eric C. Neuman(7)	74,500	100,009	—	—	174,509
James McNamara	—	298,750	364,620	258,966	922,336
Vincent L Sadusky(8)	69,500	100,009	—	—	169,509
Alan J. Sokol(9)	—	—	—	—	—
Ernesto Vargas Guajardo	40,000	100,009	—	—	140,009
Eric Zinterhofer	6,600	—			8,000

(1)
All directors' fees are paid immediately before the annual stockholders meeting. With respect to Messrs. Frey and Zinterhofer, the amounts reported in this column reflect the pro-rata annual service fees earned by each director determined from the commencement of their service on October 21, 2016 through December 31, 2016.

(2)
The amount reported in this column represents the grant date fair value of restricted stock awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 8 to our audited financial statements for the year ended December 31, 2016.

(3)
The amount reported in this column represents the grant date fair value of option awards on the date of grant calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these amounts are described in Note 8 to the Company's audited financial statements for the year ended December 31, 2016.

(4)
Mr. Engelman is a member of our Audit Committee.

(5)
Mr. Frey is a member of our Audit Committee.

(6)
Mr. Kern is the Chairman of the Board.

(7)
Mr. Neuman is the Chairman of our Audit Committee.

(8)
Mr. Sadusky is a member of our Audit Committee.

(9)
As an employee of the Company during Fiscal 2016, Mr. Sokol received no additional compensation for his service as a director of the Company.

(10)
As of December 31, 2016, each of Messrs. Brener, Engelman, Vargas Guajardo, Hindery, Jr., Neuman and Sadusky had 8,765 restricted shares outstanding; Mr. Kern had 26,293 restricted shares outstanding; and Mr. McNamara had 25,000 restricted shares outstanding that vest in three equal installments on the first three anniversaries of April 9, 2016. All restricted shares received by Mr. Zinterhofer and Mr. Frey from the Company as equity awards have been transferred and are owned by Searchlight Capital Partners, LP, a Delaware limited partnership ("SCP LP").

(11)
As of December 31, 2016, Mr. McNamara had 350,000 unexercised stock options outstanding, of which options to purchase 66,666 shares vest in equal annual installments on the second and third anniversary of April 9, 2016.

(12)
For Mr. McNamara, the amounts reported in this column include $168,906 in consulting fees and $40,060 in health insurance premium payments, and a bonus of $50,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table sets forth information regarding beneficial ownership of each class of common stock as of April 21, 2017 by:

  •
  each person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who is known by us to beneficially own more than 5% of the outstanding shares of either class of our capital stock (each, a "5% Stockholder");

  •
  our named executive officers for Fiscal 2016;

  •
  each of our directors serving as of April 21, 2017; and

  •
  all directors and executive officers serving as of April 21, 2017 as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Determinations as to the identity of 5% Stockholders is based upon filings with the SEC and other publicly available information. Except as otherwise indicated, we believe, based on the information furnished or otherwise available to us, that each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. The percentage of beneficial ownership set forth below is based upon 21,900,160 shares of Class A common stock and 20,800,998 shares of Class B common stock issued and outstanding as of the close of business on April 21, 2017. In computing the number of shares of capital stock beneficially owned by a person, the percentage ownership of that person, and voting power as a percentage of all capital stock of Hemisphere, shares of Class B common stock, shares of restricted Class A common stock and shares of Class A common stock subject to warrant or option exercises held by that person that are currently expected to vest within 60 days of April 21, 2017, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146.

Name and Address of Beneficial Owner	Shares of Class A Common Stock Beneficially Owned(1)		Percentage of Class A Common Stock Beneficially Owned(1)		Shares of Class B Common Stock Beneficially Owned(1)		Percentage of Class B Common Stock Beneficially Owned(1)		Voting Power(2)
5% Stockholders
Gato Investments LP(3)	17,077,816	(3)	43.8	%(3)	16,494,671		79.3%		71.8%
Luxor Capital Partners, LP(4)	1,245,179	(4)	5.7	%(4)	—		—		*
Cinéma Aeropuerto, S.A. de C.V.(5)	3,208,045	(6)	12.8	%(6)	2,996,999		14.4%		13.1%
Fine Capital Partners, L.P.(7)	2,001,955	(7)	9.1	%(7)	—		—		*
Pembroke Management, LTD(8)	1,379,200	(8)	6.3	%(8)	—		—		*
Named Executive Officers and Directors
Peter M. Kern(3)	18,299,768	(9)(10)(11)	46.1	%(9)(10)(11)	17,175,623		82.6%		75.0%
Vicky Bathija	56,054	(12)	*	(12)	—		—		*
Gabriel Brener(13)(14)	2,468,375	(14)	10.8	%(14)	—		—		1.1%
John Engelman	69,940	(15)	*	(15)	—		—		*
Craig D. Fischer	595,037	(16)	2.7	%(16)	—		—		*
Andrew Frey	—	(17)	*		—		—		*
Leo Hindery, Jr.	451,899	(11)	2.1	%(11)	—		—		*
James M. McNamara	1,046,425	(18)	4.6	%(18)	628,376		3.0%		2.9%
Eric C. Neuman	32,616	(19)	*	(19)	—		—		*
Jose E. Ramos	98,790	(20)	*	(20)	—		—		*
Vincent L. Sadusky	32,516	(19)	*	(19)	—		—		*
Alan J. Sokol	1,411,786	(21)	6.3	%(21)	—		—		*
Alex J. Tolston	232,699	(22)	1.1	%(22)	—		—		*
Ernesto Vargas Guajardo	32,516	(19)	*	(19)	—		—		*
Eric Zinterhofer	—	(17)	*	(17)	—		—		*
All directors and executive officers as a group (16 persons)	7,813,939	(23)(11)	30.1	%(23)(11)	1,309,328	(11)	6.3	%(11)	8.4	%(11)

*
Indicates percentage is less than 1%.

(1)
The amounts and percentages of our common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of such securities as to which such person has an economic interest.

(2)
Column reflects each party's voting power as a percentage of the voting power of all of Hemisphere's outstanding capital stock. Our Class B common stock votes on a 10 to 1 basis with our Class A common stock.

(3)
Gato Investments LP, a Delaware limited partnership ("Gato"), may be deemed to beneficially own 583,145 shares of our Class A common stock issuable upon exercise of Warrants and 16,494,671 shares of our Class A common stock that are issuable upon conversion of our Class B common stock. Gemini Latin Holdings, LLC, a Delaware limited liability company ("Gemini"), is the general partner of Gato. Peter M. Kern is the controlling person of the Gemini. By virtue of the relationships between and among Gato, Gemini and Mr. Kern, each of Gato, Gemini and Mr. Kern may be deemed to share the power to direct the voting and disposition of the 17,077,816 shares of Class A common stock beneficially owned by Gato. Each of Gemini and Mr. Kern disclaims beneficial ownership of the shares of Class A common stock beneficially owned by such persons, except to the extent of its or his pecuniary interest therein. The principal business address for each of the Gemini, Gato and Mr. Kern is c/o InterMedia Partners, L.P. 405 Lexington Avenue, 48th Floor New York, NY 10174.

(4)
The information set forth herein is based solely on information contained in Amendment No. 6 to Schedule 13D filed by the following persons on June 10, 2016: (i) Luxor Capital Partners, LP, a Delaware limited partnership (the "Onshore Fund"), which individually beneficially owns 626,292 shares of our Class A common stock, (ii) Luxor Capital Partners Offshore Master Fund, LP, a Cayman Islands limited partnership (the "Offshore Master Fund"), which individually beneficially owns 618,887 shares of our Class A common stock, (iii) Luxor Capital Partners Offshore, Ltd., a Cayman Islands exempted company (the "Offshore Feeder Fund") which, as the owner of a controlling interest in the Offshore Master Fund, may be deemed to beneficially own the shares of our Class A common stock held by the Offshore Master Fund, (iv) Luxor Capital Group, LP, a Delaware limited partnership ("Luxor Capital Group") which, as the investment manager of the Onshore Fund, the Offshore Master Fund and the Offshore Feeder Fund (collectively, the "Luxor Funds"), may be deemed to beneficially own the shares held by them (v) Luxor Management, LLC, a Delaware limited liability company ("Luxor Management") which, as the general partner of Luxor Capital Group, may be deemed to beneficially own the shares of our Class A common stock beneficially owned by Luxor Capital Group, (vi) LCG Holdings, LLC, a Delaware limited liability company ("LCG Holdings"), which, as the general partner of the Onshore Fund and the Offshore Master Fund may be deemed to beneficially own the shares held by each of them, and (vii) Christian Leone, a United States citizen who, as the managing member of Luxor Management and LCG Holdings, may be deemed to be the beneficial owner of the shares of our Class A common stock beneficially owned by each of Luxor Management, LCG Holdings, and Luxor Capital Group.

The Onshore Fund, Luxor Capital Group, LCG Holdings, Luxor Management and Mr. Leone have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the 626,292 shares of our Class A common stock individually beneficially owned by the Onshore Fund. The Offshore Master Fund, the Offshore Feeder Fund, Luxor Capital Group, LCG Holdings, Luxor Management and Mr. Leone have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the 618,887 shares of our Class A common stock individually beneficially owned by the Offshore Master Fund.

The business address of each of the Onshore Fund, Luxor Capital Group, Luxor Management, LCG Holdings and Mr. Leone is 1114 Avenue of the Americas, 29th Floor, New York, New York 10036. The business address of each of the Offshore Master Fund and the Offshore Feeder Fund is c/o M&C Corporate Services Limited, P.O Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands.

(5)
The information set forth herein is based solely on information contained in Amendment No.3 to Schedule 13D filed by the following persons on October 26, 2016: Utrera S.A. de C.V. (formerly Grupo Frecuencia Modulada Television, S.A. de C.V.) ("Utrera") owns a controlling interest in Cinema Aeropuerto, S.A. de C.V. ("Cinema Aeropuerto"). Grupo MVS, S.A. de C.V. ("MVS") is the beneficial owner of a controlling interest in each of Cinema Aeropuerto and Utrera. HSBC Trust Agreement Number 61549 (the "Trust") is the owner of Grupo MVS. Certain individuals of the Vargas Guajardo family (in their capacity as controlling shareholders in the capital stock of MVS through the Trust), Utrera, MVS and the Trust, may be deemed to have shared dispositive power and shared voting power over, and thus to beneficially own, all of the ordinary shares owned by Cinema Aeropuerto. The corresponding members of the Vargas Guajardo family, Utrera, MVS and the Trust disclaim beneficial ownership of the shares held by Cinema Aeropuerto, except to the extent of their pecuniary interest therein. Cinema Aeropuerto's principal place of business is Boulevard Manuel Ávila Camacho 147, Chapultepec Morales, Ciudad de México, D.F. 11510, México.

(6)
Includes 211,046 shares of our Class A common stock issuable upon exercise of the Warrants and 2,996,999 shares of our Class A common stock, which are issuable upon conversion of our Class B common stock, of which 271,345 shares are subject to forfeiture in the event the closing sales price of our Class A common stock does not equal or exceed $15.00 per share for any 20 trading days within at least one 30-trading day period within 60 months of April 4, 2013.

(7)
The information set forth herein is based solely on information contained in Amendment No. 2 to Schedule 13G filed by the following persons on February 14, 2017: Fine Capital Partners, L.P., a Delaware limited partnership, which, as the investment manager of private funds, may be deemed to beneficially own 2,001,955 shares of our Class A common stock held in the accounts of such funds; Fine Capital Advisors, LLC, a Delaware limited liability company, by virtue of its role as the general partner of Fine Capital Partners, L.P. may be deemed to beneficially own the shares of our Class A common stock beneficially owned by Fine Capital Partners, L.P.; and Debra Fine, a United Stated citizen who, by virtue of her role as the manager of Fine Capital Advisors, LLC, may be deemed to beneficially own the shares of our Class A common stock beneficially owned by Fine Capital Advisors, LLC. The business address of each of Fine Capital Partners, L.P., Fine Capital Advisors, LLC and Debra Fine is 590 Madison Avenue, 27th Floor, New York, New York 10022.

(8)
The information set forth herein is based solely on information contained in Amendment No. 2 to Schedule 13G filed by Pembroke Management, LTD on January 30, 2017. Pembroke Management, LTD, a Canada financial institution, individually beneficially owns and has the sole power to vote or direct the vote of, and to dispose or direct the disposition of 1,379,200 shares of our Class A common stock. The business address of Pembroke Management, LTD is 1002 Sherbrooke Street West Suite 1700, Montreal QC.

(9)
Includes 26,293 shares of restricted Class A common stock which will vest the day prior to the 2017 annual meeting of stockholders, 24,074 shares of our Class A common stock issuable upon exercise of Warrants and 680,952 shares of our Class A common stock that are issuable upon conversion of our Class B common stock.

(10)
Includes shares directly held by Gato, reported in footnote 3 above.

(11)
Includes 419,383 shares of our Class A common stock held by InterMedia Partners VII, L.P. ("IM") which are subject to forfeiture in the event the closing sales price of our Class A common does not equal or exceed $15.00 per share for any 20 trading days within at least one 30-trading day period within 60 months of April 4, 2013. The reported securities are owned directly by IM, and indirectly by InterMedia Partners, L.P. ("GP"), as general partner of IM, Leo Hindery, Jr., as manager of GP and Peter M. Kern, as manager of GP. Messrs. Hindery and Kern disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein.

(12)
Includes 16,666 shares of restricted Class A common stock which will vest, subject to certain exceptions, in equal annual installments on the second and third anniversary of August 7, 2015. Also includes options to purchase 33,334 shares of our Class A common stock at $13.38 per share.

(13)
Includes (i) 8,765 shares of restricted Class A common stock which will vest the day prior to the 2017 annual meeting of stockholders, (ii) 1,416,848 shares of our Class A common stock held by Azteca Acquisition Holdings, LLC ("Azteca Sponsor"), of which 104,000 shares are subject to forfeiture in the event the closing sales price of our Class A common does not equal or exceed $15.00 per share for any 20 trading days within at least one 30-trading day period within 60 months of April 4, 2013, (iii) 7,500 shares of our Class A Common Stock directly held by Brener International Group, LLC ("BIG"), (iv) 1,011,111 shares of our Class A common stock issuable upon exercise of 2,022,222 Warrants held by BIG, and (v) 400 shares of our Class A common stock held by Mr. Brener's minor children.

(14)
Mr. Brener is the sole member and a director of Azteca Sponsor and is the manager of BIG, which is manager managed. As such Mr. Brener has sole voting and investment power with respect to these shares.

(15)
Includes (i) 2,500 shares of our Class A common stock subject to forfeiture in the event the closing sales price of our Class A common stock does not equal or exceed $15.00 per share for any 20 trading days within at least one 30-trading day period within 60 months of April 4, 2013, and (ii) 8,765 shares of restricted Class A common stock which will vest the day prior to the 2017 annual meeting of stockholders.

(16)
Includes (i) 100,000 shares of restricted Class A common stock; 50,000 of which will vest, subject to certain exceptions, in equal annual installments on the second and third anniversary of April 5, 2016; and the other 50,000 of which will vest upon the fair market value of our Class A common stock price reaching or exceeding $15.00 per share on at least ten trading days (which need not be consecutive) following April 4, 2013, (ii) options to purchase 275,000 shares of our Class A common stock at $10.20 per share, (iii) options to purchase 50,000 shares of our Class A common stock at $11.90 per share, and (iv) 220 shares of our Class A common stock issuable upon the exercise of Warrants.

(17)
All restricted shares received by Mr. Zinterhofer and Mr. Frey from the Company as equity awards have been transferred and are owned by SCP LP.

(18)
Includes (i) 16,666 shares of restricted Class A common stock which will vest, subject to certain exceptions, in equal annual installments on the second and third anniversary of April 9, 2016, (ii) options to purchase 250,000 shares of our Class A common stock at $15.00 per share, (iii) options to purchase 33,334 shares of our Class A common stock at $11.95 per share, (iii) 628,376 shares of our Class A common stock which are issuable upon conversion of our Class B common stock, of which 28,562 shares of our Class B common stock are subject to forfeiture in the event the closing sales price of our Class A common stock does not equal or exceed $15.00 per share for any 20 trading days within at least one 30-trading day period within 60 months of April 4, 2013, and (iv) 109,715 shares of our Class A common stock issuable upon exercise of Warrants.

(19)
Includes 8,765 shares of restricted Class A common stock that will vest on the day prior to the 2017 annual meeting of stockholders.

(20)
Includes options to purchase 60,000 shares of our Class A common stock at $12.43 per share.

(21)
Includes (i) 216,666 shares of restricted Class A common stock; 116,666 of which will vest, subject to certain exceptions, in equal annual installments on the second and third anniversary of April 5, 2016, and the other 100,000 of which will vest upon the fair market value of our Class A common stock price reaching or exceeding $15.00 per share on at least ten trading days (which need not be consecutive) following April 4, 2013, (ii) options to purchase 550,000 shares of our Class A common stock at $10.20 per share, (iv) options to purchase 58,334 shares of our Class A common stock at $11.90 per share, and (v) 1,650 shares of our Class A common stock issuable upon the exercise of Warrants.

(22)
Includes (i) 16,666 shares of restricted Class A common stock which will vest, subject to certain exceptions, in equal annual installments on the second and third anniversary of April 9, 2016, (ii) options to purchase 125,000 shares of our Class A common stock at $10.20 per share, and (iii) options to purchase 66,667 shares of our Class A common stock at $11.90 per share.

(23)
In addition to information set forth above for each director and named executive officer amount reported includes options to purchase 63,334 shares of our Class A common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based solely upon review of Forms 3, 4, and 5 (and amendments thereto) furnished to us during or in respect of Fiscal 2016 and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10% stockholders were satisfied in a timely manner during Fiscal 2016.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information with respect to compensation plans under which our equity securities are authorized for issuance as of December 31, 2016:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (b)
Equity compensation plans approved by security holders	2,920,000	$11.64	2,836,461
Equity compensation plans not approved by security holders	—	—	—

Total	2,920,000	$11.64	2,836,461

        On May 16, 2016, our board of directors approved the adoption of the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan (the "Equity Incentive Plan") pursuant to which incentive compensation and performance compensation awards may be provided to our employees, directors, officers, consultants or advisors or our subsidiaries or their respective affiliates. The Equity Incentive Plan authorizes the issuance of up to 7.2 million shares of our Class A common stock. The number of securities remaining available for issuance in column (b) of the table above reflects our issuance of certain shares of restricted Class A common stock in connection with grants authorized by our board of directors. The description of the Equity Incentive Plan above is qualified in its entirety by reference to the full text of the Equity Incentive Plan.

COMPARISON OF TOTAL STOCKHOLDER RETURN

        The following graph compares the performance of our Class A common stock with the performance of the S&P 500 and a peer group index of companies that we believe are closest to ours (the "Peer Group Index") by measuring the changes in our Class A common stock prices from April 5, 2013, through December 31, 2016. Because no published index of comparable media companies currently reports values on a dividends-reinvested basis, we have created a Peer Group Index for purposes of this graph in accordance with the requirements of the Commission. The Peer Group Index is made up of companies that engage in the broadcast and cable television programming as a significant element of their business, although not all of the companies included in the Peer Group Index participate in all of the lines of business in which we are engaged, and some of the companies included in the Peer Group Index also engage in lines of business in which we do not participate. Additionally, the market capitalizations of many of the companies included in the Peer Group Index are quite different from ours. The common stock of the following companies has been included in the Peer Group Index: AMC Networks Inc., Discovery Communications Inc., Entravision Communications Corporation and Scripps Networks Interactive, Inc. The chart assumes $100 was invested on April 5, 2013 in each of our Class A common stock, S&P 500 and in a peer group weighted by market capitalization at the beginning of the period.

 Hemisphere Stock Performance vs. Peer Index

        In accordance with the rules of the SEC, this section, captioned "Comparison of Total Stockholder Return," shall not be incorporated by reference into any of our future filings made under the Securities Exchange Act of 1934 or the Securities Act of 1933. The Comparison of Cumulative Total Return graph above, including any accompanying tables and footnotes, is not deemed to be soliciting material or deemed to be filed under the Exchange Act or the Securities Act.

 AUDIT COMMITTEE REPORT

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Exchange Act.

        Our Audit Committee consists of Eric C. Neuman, Vincent L. Sadusky, John Engelman and Andrew S. Frey. The Audit Committee operates under, and has the responsibility and authority set forth in, the written charter adopted by the Board of Directors, which can be viewed on our website, www.hemispheretv.com, under "Investor Relations—Corporate Governance." The Audit Committee has reviewed and reassessed the adequacy of our Audit Committee Charter.

        The Audit Committee Charter adopted by the Board of Directors incorporates requirements mandated by the Sarbanes-Oxley Act of 2002 and the NASDAQ listing standards. All members of the Audit Committee are independent as defined by SEC rules and NASDAQ listing standards. At least one member of the Audit Committee is an "audit committee financial expert" as defined by SEC rules.

        Management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm, RSM US LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and auditing the Company's internal control over financial reporting and issuing their reports thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed and discussed with management and RSM US LLP the audited consolidated financial statements for the fiscal year ended December 31, 2016, management's assessment of the effectiveness of the Company's internal control over financial reporting, and RSM US LLP's audit of the Company's internal control over financial reporting. The Audit Committee has discussed with RSM US LLP the matters that are required to be discussed by Statement on Auditing Standards No. 1301, as amended (Communication With Audit Committees). In addition, RSM US LLP has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and the Audit Committee has discussed with RSM US LLP their firm's independence. The Audit Committee has concluded that RSM US LLP's provision of audit and non-audit services to Hemisphere and its affiliates is compatible with RSM US LLP's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2016 be included in our Annual Report on Form 10-K filed with the SEC for that year. The Audit Committee also recommended to the Board of Directors that RSM US LLP be appointed as our independent registered public accounting firm for Fiscal 2017.

        The foregoing report is furnished by the Audit Committee of the Board of Directors.

AUDIT COMMITTEE
Eric C. Neuman, Chairman
Vincent L. Sadusky
John Engelman
Andrew S. Frey

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Review, Approval or Ratification of Transactions with Related Persons

        The Company's policies and procedures for review and approval of related-person transactions appear in our Code of Business Conduct and Ethics and our Related Person Transactions Policy.

        We have established policies and procedures for the review, approval and/or ratification of related party transactions. Under its charter, the Audit Committee approves all related party transactions required to be disclosed in our public filings and all transactions involving executive officers, directors of the Company that are required to be approved by the Audit Committee under the Company's Code of Business Conduct and Ethics and Related Person Transactions Policy. Under our procedures, our executive officers and directors provide our General Counsel with the details of any such proposed transactions, arrangements or relationships. Proposed transactions, arrangements or relationships are then presented to our Audit Committee for review, discussion and approval. The Audit Committee may, in its discretion, request additional information from the director or executive officer involved in the proposed transaction or from management prior to granting approval for a related party transaction. All other related party transactions by individuals subject to our Code of Business Conduct and Ethics and our Related Person Transactions Policy must be approved by our Audit Committee.

        The Company's General Counsel, Chief Financial Officer and other members of our financial accounting department monitor transactions for an evaluation and determination of potential related person transactions that would need to be disclosed in the Company's periodic reports or proxy materials under generally accepted accounting principles and applicable SEC rules and regulations.

Related Person Transactions Policy

        For the purposes of our related person transaction policy, a "Related Person Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person (as defined below) had, has or will have a direct or indirect material interest.

        For purposes of our related person transaction policy, a "Related Person" means:

  1.
  any person who is, or at any time since the beginning of the Company's last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company;

  2.
  any person (including any "group" as that term is used in Section 13(d)(3) of the U.S. Securities Exchange Act of 1934) who is known to be the beneficial owner of more than 5% of any class of the Company's voting securities;

  3.
  any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

  4.
  any firm, corporation or other entity in which any of the forgoing persons is employed or is a partner or a principal or in a similar position or in which such person has 10% or greater beneficial ownership interest.

        "Related Person Transactions" shall exclude all employment relationships or transactions involving an executive officer and any related compensation resulting solely from that employment relationship which have been reviewed and approved by the Company's Board of Directors or group of independent directors of the Company acting as a compensation committee or performing a similar function.

Transactions with Related Persons

        The Company has various agreements MVS Multivision Digital S. de R.L. de C.V. and its affiliates (collectively "MVS"), a Mexican media and television conglomerate, which have directors and stockholders in common with the Company as follows:

  •
  An agreement through August 1, 2017, pursuant to which MVS provides Cinelatino with satellite and support services including origination, uplinking and satellite delivery of two feeds of Cinelatino's channel (for U.S. and Latin America), master control and monitoring, dubbing, subtitling and close captioning, and other support services (the "Satellite and Support Services Agreement"). This agreement was amended on May 20, 2015, to expand the services MVS provides to Cinelatino to include commercial insertion and editing services to support advertising sales on Cinelatino's U.S. feed. Expenses incurred under this agreement are included in cost of revenues in the accompanying condensed consolidated statements of operations. Total expenses incurred were $2.6 million, $2.3 million and $2.1 million for the years ended December 31, 2016, 2015 and 2014, respectively, and are included in cost of revenues.

  •
  A ten-year master license agreement through July 2017, which grants MVS the non-exclusive right (except with respect to pre-existing distribution arrangements between MVS and third party distributors that were effective at the time of the consummation of our initial public offering) to duplicate, distribute and exhibit Cinelatino's service via cable, satellite or by any other means in Latin America and in Mexico to the extent that Mexico distribution is not owned by MVS. Pursuant to the agreement, Cinelatino receives revenue net of MVS's distribution fee, which is presently equal to 13.5% of all license fees collected from Distributors in Latin America and Mexico. Total revenues recognized were $4.0 million, $5.1 million and $4.2 million for the years ended December 31, 2016, 2015 and 2014, respectively. MVS has terminated the agreement effective February 29, 2016. We continued to operate under the terms of the terminated agreement through December 31, 2016.

  •
  An affiliation agreement through August 1, 2017 for the distribution and exhibition of Cinelatino's programming service through Dish Mexico (dba Commercializadora de Frecuencias Satelitales, S de R.L. de C.V.), an MVS affiliate that transmits television programming services throughout Mexico. Total revenues recognized were $2.2 million, $2.0 million and $1.9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

  •
  An affiliation agreement, effective July 2015 through January 2018 for the distribution and exhibition of Pasiones' Latin American programming service through Dish Mexico (dba Comercializadora de Frecuencias Satelitales, S de R.L. de C.V.), an MVS affiliate that transmits television programming services throughout Mexico. Total revenues recognized were $0.0 for the years ended December 31, 2016 and 2015.

  •
  In October 2016, we licensed programming from MVS. Expenses incurred under this agreement are included in cost of revenues and amounted to $0.0 million for the years ended December 31, 2016. At December 31, 2016, $0 million is included in programming rights related to this agreement.

  •
  In November 2013, we licensed six movies from MVS. Expenses incurred under this agreement are included in cost of revenues and amounted to $0.0 million for the years ended December 31, 2016, 2015, and 2014. At December 31, 2016 and 2015, $0.0 million is included in programming rights related to this agreement.

        Amounts due from MVS pursuant to the agreements noted above, amounted to $1.5 million and $1.7 million at December 31, 2016 and 2015, respectively, and are remitted monthly. Amounts due to MVS pursuant to the agreements noted above amounted to $0.5 million and $1.1 million at December 31, 2016 and 2015, respectively, and are remitted monthly.

        We renewed the three-year consulting agreement effective April 9, 2016 with James M. McNamara, a member of the Company's board of directors, to provide the development, production and maintenance of programming, affiliate relations, identification and negotiation of carriage opportunities, and the development, identification and negotiation of new business initiatives including sponsorship, new channels, direct-to-consumer programs and other interactive initiatives. Total expenses incurred under these agreements are included in selling, general and administrative expenses and amounted to $0.6 million for the year ended December 31, 2016 and $0.7 million for the years ended December 31, 2015 and 2014, respectively. Amounts due to this related party totaled $0 at December 31, 2016 and 2015, respectively.

        We have entered into programming agreements with Panamax Films, LLC ("Panamax"), an entity owned by James M. McNamara for the licensing of three specific movie titles. Expenses incurred under this agreement are included in cost of revenues in the accompanying consolidated statements of operations, and amounted to $0.0 million for each of the years ended December 31, 2016, 2015 and 2014. At December 31, 2016 and 2015, $0.1 million and $0.1 million, respectively, is included in other assets in the accompanying consolidated balance sheets as prepaid programming related to these agreements.

        During 2013, we engaged Pantelion Films, LLC ("Pantelion") to assist in the licensing of a feature film in the United States. Pantelion is a joint venture made up of several organizations, including Panamax, Lions Gate Films Inc. ("Lions Gate") and Grupo Televisa. Panamax is owned by James McNamara, who is also the Chairman of Pantelion. We agreed to pay to Pantelion, in connection with their services, up to 12.5% of all "licensing revenues." Total licensing revenues are included in net revenues in the accompanying consolidated statements of operations and amounted to $0.1 million for the year ended December 31, 2016 and $0.0 million for the years ended December 31, 2015 and 2014, respectively. Total expenses incurred are included in cost of revenues in the accompanying consolidated statements of operations and amounted to $0.0 for each of the years ended December 31, 2016, 2015, and 2014. Amounts due to Pantelion at December 31, 2016 and 2015 totaled $0. In October 2015, Pantelion purchased advertising time on one of our channels, which amounted to $0.0 million, net of commission.

        We entered into agreements to license the rights to motion pictures from Lions Gate for a total license fee of $1.0 million. Some of the titles are owned or controlled by Pantelion, for which Lions Gate acts as Pantelion's exclusive licensing agent. Fees paid by Cinelatino to Lions Gate may be remunerated to Pantelion in accordance with their financial arrangements. Expenses incurred under this agreement are included in cost of revenues in the accompanying consolidated statements of operations, and amounted to $0.3 million and $0.2 million for the years ended December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, $0.3 million and $0.2 million, respectively, is included in programming rights, related to these agreements, in the accompanying consolidated balance sheets.

        We entered into a services agreement with InterMedia Advisors, LLC ("IMA") which has officers, directors and stockholders in common with the Company for services including, without limitation, office space and operational support pursuant to a reimbursement agreement with IMA's affiliate, InterMedia Partners VII, L.P. Expenses incurred under this agreement are included in selling, general and administrative expenses in the accompanying consolidated statements of operations and amounted to $0.1 million for the year ended December 31, 2016 and $0.0 million for the years ended December 31, 2015 and 2014. The amounts due from this related party amounted to $0.1 million and $0.0 million as of December 31, 2016 and 2015, respectively.

 PROPOSAL 1:
ELECTION OF DIRECTORS

        At the Annual Meeting, stockholders will be asked to elect Peter M. Kern, Leo Hindery, Jr. and Nina C. Tassler as Class I directors to hold office until our 2020 annual meeting of stockholders. The directors will serve until their successors have been duly elected and qualified or until any such director's earlier resignation or removal. If you submit your proxy via the Internet, by telephone, or by mail, your shares will be voted for the election of the three nominees recommended by the Board of Directors, unless you mark the proxy in such a manner as to withhold authority to vote. The named proxies will vote all shares represented by proxy for the nominees for these vacancies, except to the extent authority to do so is withheld. Stockholders may withhold authority from the named proxies to vote for the nominees by marking the box under the "WITHHOLD" column adjacent to the name of the director via the Internet or on the attached proxy card, or by indicating by telephone that authority is withheld. Withholding authority to vote for the nominee will result in the nominee receiving fewer votes. If any nominee for any reason is or becomes unable or unwilling to serve, all shares represented by proxy will be voted at the Annual Meeting by the named proxies for the person, if any, as shall be designated by the Board of Directors to replace the nominee. Please see "Proxies and Voting Procedures" for information on how your shares will be voted in the absence of your instructions if you hold shares through a bank, broker, or other nominee. Each nominee has agreed to serve as a director if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director.

Directors

        Incumbent directors Peter M. Kern and Leo Hindery, Jr. and new director nominee Nina C. Tassler are being nominated for election to the Board of Directors as Class I directors. Please see "Nominees for Election to the Board of Directors" for information concerning each of the nominees for election as Class I directors.

Vote Required

        To be elected as a Class I director at the Annual Meeting, each candidate for election must receive a plurality of the votes cast. A plurality vote means that the director nominee with the most affirmative votes in favor of his election to a particular directorship will be elected to that directorship.

        The Board of Directors recommends that you vote FOR the election of each of Peter M. Kern, Leo Hindery, Jr. and Nina C. Tassler as Class I directors of the Company.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2017

General

        Upon recommendation of the Audit Committee, our Board of Directors has appointed RSM US LLP as our independent registered public accounting firm for Fiscal 2017. The stockholders are asked to ratify this action of the Board of Directors. Stockholder ratification of the selection of RSM US LLP as our independent registered public accounting firm for Fiscal 2017 is not required by our By-Laws, or otherwise, but is being pursued as a matter of good corporate practice. If stockholders do not ratify the selection of RSM US LLP as our independent registered public accounting firm for Fiscal 2017, our Board of Directors will reconsider the selection of our independent registered public accounting firm for Fiscal 2017. Even if the appointment is ratified, our Board of Directors, upon the recommendation of our Audit Committee, may select a different independent registered public accounting firm at any time during Fiscal 2017 if it determines such a change would be in our best interests and the best interests of our stockholders.

        It is anticipated that one or more representatives of RSM US LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from stockholders who are present.

Independent Auditor Fees

        The following table summarizes the fees RSM US LLP, our independent auditor, billed to us for each of the last two fiscal years (in thousands):

	Audit Fees $	Audit-Related Fees $	Tax Fees $	All Other Fees $	Total
2016	440,000	10,000	76,400	9,400	535,800
2015	453,702	115,256	67,345	—	636,303

        In the above table, in accordance with the SEC's definitions and rules, "Audit Fees" are fees we paid RSM US LLP for professional services for the audit of our consolidated financial statements included in our Form 10-K and the review of our financial statements included in Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. "Audit-Related Fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. "Tax Fees" are fees for tax compliance, tax advice, and tax planning. Such fees were attributable to services for tax-compliance assistance and tax advice. "All Other Fees" are fees, if any, for any services not included in the first three categories.

Pre-Approval of Independent Auditor Services and Fees

        It is the policy of the Audit Committee to pre-approve all services, audit and non-audit, to be provided to the Company by its independent registered public accounting firm. Under the policy, the Audit Committee is generally required to pre-approve the provision by the Company's independent registered public accounting firm of specific audit, audit-related, tax and other non-audit services, subject to the fee limits established from time to time by the Audit Committee, as being consistent with auditor independence. The Audit Committee pre-approved the Fiscal 2016 audit services engagement performed by RSM US LLP. In accordance with the Audit Committee's pre-approval policy, the Audit Committee has pre-approved all other specified audit, non-audit, tax, and other services.

Vote Required

        The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to ratify the Board of Directors' appointment of RSM US LLP as our independent registered public accounting firm for Fiscal 2017.

        The Board of Directors recommends that you vote FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for Fiscal 2017.

 PROPOSAL 3:
APPROVAL OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION

General

        We are seeking the approval by our stockholders of an amendment to the Company's Charter. Our Board of Directors unanimously determined that it is advisable and in our best interests, and in the best interests of our stockholders to amend the Charter to provide for the equal treatment of shares of the Company's Class A common stock and Class B common stock in connection with certain transactions, as described further below.

        On September 7, 2016, in order to provide liquidity options to its limited partners, InterMedia offered its limited partners several alternatives with respect to the equity securities of the Company owned by InterMedia, and its wholly-owned subsidiary, InterMedia Cine Latino, LLC. In connection therewith, the Company entered into the Stockholders Agreement, pursuant to which the Company agreed to hold a stockholder vote on Proposal 3 and Gato has agreed to vote in favor of this Proposal 3.

        The amendment would add a new provision (a new Section 4.5) to the Charter, which would provide that, except as provided in the Charter, in the event of a merger, consolidation or similar business combination, the holders of shares of Class A common stock and Class B common stock will receive the same form of consideration and the same amount of consideration, identically and ratably, on a per share basis. The full text of the new Section 4.5, would read in its entirety, as follows:

    "Section 4.5: Notwithstanding anything herein to the contrary, in the event that the Company shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for, converted into, or otherwise changed into other stock or securities, or the right to receive cash or any other property, shares of Class A Common Stock and Class B Common Stock shall receive the same consideration, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Company; provided, however, that in the event that the holders of a class of Common Stock are granted rights to elect to receive one of two or more alternative forms of consideration, the foregoing shall be deemed satisfied if holders of each class of Common Stock are granted identical election rights."

        On March 9, 2017, our Board of Directors adopted, subject to stockholder approval, resolutions approving and declaring advisable, and recommending our stockholders approve, the Charter as amended to include Section 4.5, (the "Amended Charter"), in the form attached to this proxy statement as Appendix A. If the Amended Charter is adopted by the required vote of our stockholders, we intend to file the Amended Charter with the Secretary of State of the State of Delaware (such filing which is expected to occur promptly following the Annual Meeting). The Amended Charter will be effective immediately upon acceptance of filing by the Secretary of State (Effective Date). Our Board of Directors reserves the right to abandon or delay the filing of the Amended Charter even if it is approved by our stockholders. This summary of the proposed amendment to the Charter is qualified in its entirety by reference to Appendix A.

Vote Required

        The affirmative vote of the holders of a majority of the voting power of our outstanding Common Stock, voting together as a single class is required to approve the Amended Charter. In addition, we are requiring the affirmative vote of the holders of a majority of the voting power of our outstanding Class B common stock, voting as a separate class, to approve the Amended Charter, even though it is not clear that such a separate class vote is required under Delaware law to approve that Proposal.

The Board of Directors recommends that you vote FOR the approval of the Amended Charter.

 PROPOSAL 4:
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act")) and the related rules of the SEC, we are including in this proxy statement a separate resolution to enable our stockholders to approve, on an advisory and non-binding basis, the compensation of our named executive officers. The compensation of our named executive officers is described in the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative starting on page 20 of this proxy statement.

        This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this proxy statement.

        The Compensation Discussion and Analysis section of this proxy statement and the accompanying tables and narrative starting on page 20 above provide a comprehensive review of our named executive officer compensation strategy, objectives, factors, program, and rationale. We urge you to read this disclosure before voting on this non-binding proposal. As described in detail in such disclosure, our compensation programs are designed to attract and retain highly qualified executives, to align the compensation paid to executives with the business strategies of our Company, and to align the interests of our executives with the interests of our stockholders. We believe that our compensation program, with its balance of guaranteed salary, performance-based cash bonuses, and performance conditions for equity awards reward sustained performance that is aligned with long-term stockholder interests.

        For the reasons stated above, and pursuant to Section 14A of the Exchange Act, we are requesting your non-binding approval of the following resolution:

          "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion is hereby APPROVED."

        Your vote on this proposal is advisory, and therefore nonbinding on the Company and the Board of Directors and will not be construed as overruling a decision by the Company or the Board of Directors. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Company or the Board of Directors. However, the Board of Directors and the Compensation Committee, which is responsible for designing and administering our executive compensation program, each value the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions, as they deem appropriate.

Frequency Vote

        In addition to requesting the non-binding stockholder advisory approval of the Company's executive compensation program, the Dodd-Frank Act also requires the Company to separately seek, once every six years, stockholder approval of how often the Company will seek advisory approval of the named executive officers' compensation (referred to as the "say-on-frequency" vote). The Dodd-Frank Act requires that the Company present every one, two, or three years, or abstain, as voting alternatives for stockholders with respect to the "say-on-frequency" vote. As set forth in Proposal 5 below, this year our stockholders are requested to cast an advisory "say-on-frequency" vote.

Vote Required

        The affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve, on an advisory basis, the compensation of the Company's named executive officers.

        The Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers.

 PROPOSAL 5:
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

        In addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, the Dodd-Frank Act also requires the Company to seek, once every six years, stockholder approval of how often the Company will seek advisory approval of the named executive officers' compensation. This non-binding advisory vote is commonly referred to as a "say-on-frequency" vote. The Dodd-Frank Act requires that the Company present every one, two, or three years, or abstain, as voting alternatives for stockholders.

        After careful consideration, the Board of Directors has determined that a non-binding advisory vote on named executive officer compensation that occurs annually is the most appropriate, and the Board recommends that stockholders vote for the approval of this interval. The Board believes that holding a vote every year is the most appropriate option because (i) it would enable our stockholders to provide us with input regarding the compensation of our named executive officers on an annual basis; and (ii) it would encourage greater engagement with our stockholders to obtain their input on our corporate governance matters and our executive compensation philosophy, policies, and practices.

        Stockholders are not voting to approve or disapprove the recommendation of our Board of Directors. Instead, stockholders may cast a vote on their preferred voting frequency by choosing any of the following four options with respect to this proposal: "one year," "two years," "three years," or "abstain." For the reasons discussed above, we are asking our stockholders to vote for a frequency of "one year." The option that receives the most votes cast at the Annual Meeting will be considered by the Board of Directors in determining the preferred frequency with which we will hold a stockholder vote to approve the compensation of our named executive officers.

        Your vote on this proposal will be advisory and non-binding on the Company, the Board, and the Compensation Committee. However, the Board of Directors and Compensation Committee value the opinions expressed by stockholders in their vote on this proposal and will consider the option that receives the most votes in determining the frequency of future votes on the compensation of our named executive officers.

Vote Required

        Generally, the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve matters presented to the stockholders. However, because the vote on this proposal is not binding on the Board or the Company, if none of the frequency options—one year, two years or three years—receives the required majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by the stockholders. This vote is not binding, but the Board will take into account the outcome of this vote in making a determination on the frequency with which advisory votes on executive compensation will be held.

        The Board of Directors recommends that stockholders vote for a non-binding advisory vote on the compensation of our named executive officers be held every "ONE YEAR."

 OTHER MATTERS

        The Board of Directors knows of no items of business to be brought before the Annual Meeting other than as described above. If any other items of business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with respect to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card and the Internet and telephone proxy submission procedures.

 COMMUNICATIONS WITH THE BOARD

        The Board of Directors welcomes communications from stockholders. Generally, stockholders who have questions or concerns should contact our Investor Relations Department at (212) 486-9500, or via e-mail at ir@hemispheretv.com. Stockholders and other interested parties may contact any member (or all members) of the Board of Directors, the non- management directors as a group, any committee of the Board of Directors, or any chairperson of any such committee by mail or e-mail. To communicate with the Board of Directors, any individual director, the non-management group, or any committee of directors by mail, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title and sent to Hemisphere Media Group, Inc., Attention General Counsel, 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146. To communicate with any of our directors electronically, stockholders should send an e-mail addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title to ir@hemispheretv.com.

        All communications received as set forth in the preceding paragraph will be opened by the General Counsel for the sole purpose of determining whether the contents represent a message to our directors. The General Counsel will forward copies of all correspondence that, in the opinion of the General Counsel, deal with the functions of the Board of Directors or its committees or that he or she otherwise determines requires the attention of any member, group or committee of the Board of Directors.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

        Under the rules and regulations of the SEC, stockholder proposals intended to be presented in our proxy statement for the annual meeting of stockholders to be held in 2018 must be received at our principal executive offices at 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, no later than December 7, 2017 in order to be considered for inclusion in our proxy statement for such meeting. Upon receipt of any proposal, the Company will determine whether or not to include the proposal in the proxy statement in accordance with applicable regulations governing the solicitation of proxies. In order to be considered for inclusion in our proxy statement, the proposal must comply in all respects with the rules and regulations of the SEC and our By-Laws.

        Under our By-Laws, proposals of stockholders intended to be submitted for a formal vote (other than proposals to be included in our proxy statement) at the annual meeting of stockholders to be held in 2018, including director nominees, may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at our principal executive offices no earlier than January 17, 2018 and not later than February 16, 2018. The notice provided by a stockholder must contain certain information as specified in our By-Laws. Notice of any proposal received after February 16, 2018 will not be considered "timely" under the federal proxy rules for purposes of determining whether we may use discretionary authority to vote on such proposal. For such proposals that are not timely filed, the Company retains discretion to vote proxies it receives.

 ANNUAL REPORT AND FORM 10-K

        A copy of our Annual Report on Form 10-K filed with the SEC is available upon request by writing to Investor Relations, Hemisphere Media Group, Inc., 4000 Ponce de Leon Boulevard, Suite 650, Coral Gables, FL 33146, or via e-mail at ir@hemispheretv.com.

        Stockholders will receive with this proxy statement a copy of our Annual Report for the fiscal year ended December 31, 2016, including the financial statements for Fiscal 2016. A copy of the Annual Report may be obtained by writing to Investor Relations at the above mailing address or electronic mail address.

By Order of the Board of Directors,

Alex J. Tolston
 Executive Vice President, General Counsel
and Corporate Secretary
April     , 2017

Appendix A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

of

HEMISPHERE MEDIA GROUP, INC.

        Hemisphere Media Group, Inc., a Delaware corporation (the "Corporation"), does hereby certify as follows:

          A.    The present name of the Corporation is Hemisphere Media Group, Inc.; and the date of filing the original Certificate of Incorporation with the Secretary of State of the State of Delaware is January 16, 2013.

          B.    This Amended and Restated Certificate of Incorporation amends and restates the Certificate of Incorporation of the Corporation, as now in effect.

          C.    This Amended and Restated Certificate of Incorporation of the Corporation was duly adopted pursuant to Sections 242 and 245 of the General Corporation Code of the State of Delaware.

          D.    The Certificate of Incorporation of the Corporation, as amended hereby, shall, upon effectiveness hereof read in its entirety as follows:

Amended and Restated Certificate of Incorporation
of
Hemisphere Media Group, Inc.

        1.    Name.    The name of the corporation is Hemisphere Media Group, Inc. (the "Corporation").

        2.    Address; Registered Office and Agent.    The address of the Corporation's registered office is 1209 Orange Street, Wilmington, Delaware 19801; and the name of its registered agent at such address is The Corporation Trust Company.

        3.    Purposes.    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware ("DGCL").

        4.    Capital Stock.

          4.1    Authorized Shares.    The total number of shares of all classes of stock that the Corporation shall have authority to issue is (A): 183,000,000 shares, divided into 100,000,000 shares of Class A Common Stock (the "Class A Common Stock"), with the par value of $0.0001 per share, 33,000,000 shares of Class B Common Stock (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"), with the par value of $0.0001 per share, and (B) 50,000,000 shares of Preferred Stock, with the par value of $0.0001 per share (the "Preferred Stock"). The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, and no separate vote of such class of stock the authorized number of which is to be increased or decreased shall be necessary to effect such change.

          4.2    Preferred Stock.    The Board of Directors of the Corporation (the "Board") is hereby authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting and other powers (if any) of the shares of such series, and the preferences and any relative, participating, optional or other special rights and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

          4.3    Common Stock.    Except as otherwise provided in this Section 4.3 or as otherwise required by applicable law, all shares of Class A Common Stock and Class B Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges and shall be subject to the same qualifications, limitations and restrictions. Except as may otherwise be provided in this Amended and Restated Certificate of Incorporation (including any certificate filed with the Secretary of State of the State of Delaware establishing the terms of a series of Preferred Stock in accordance with Section 4.2) or by applicable law, no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof.

          (a)    Voting Rights.    At every meeting of the stockholders, except as specifically otherwise required by law or provided below, the holders of Class A Common Stock and the holders of Class B Common Stock shall vote together as a single class, provided that the holders of Class A Common Stock shall be entitled to one (1) vote per share, and the holders of Class B Common Stock shall be entitled to ten (10) votes per share, on all matters presented for a vote of the stockholders of the Corporation; provided further that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock). At every meeting of the stockholders called for the election of directors the holders of Class A Common Stock and Class B Common Stock, voting together as a class, shall be entitled to elect the directors to be elected at such meeting. If, during the interval between annual meetings of stockholders for the election of directors, the number of directors who have been elected by the holders of Common Stock shall, by reason of resignation, death or removal, be reduced, the vacancy or vacancies in the directors elected by the holders of Common Stock may be filled by a majority vote of the remaining directors then in office. Any director elected to fill any vacancy by the remaining directors then in office may be removed from office without cause by a vote of the holders of a majority of the voting power represented by the shares of Common Stock then outstanding. Any election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

          (b)    Dividends.    Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board in its discretion shall determine. As and when dividends are declared or paid with respect to shares of Common Stock, whether in cash, property or securities of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to receive such dividends pro rata at the same rate per share for each such class of Common Stock; provided that if dividends are declared or paid in shares of Common Stock (or rights to subscribe for or purchase shares of Common Stock or securities or indebtedness convertible into or exchangeable for shares of Common Stock), the dividends payable to the holders of Class A Common Stock shall be payable in shares of Class A Common Stock (or rights to subscribe for or purchase shares of Class A Common Stock or securities or indebtedness convertible into or exchangeable for shares of Class A Common Stock) and the dividends payable to the holders of Class B Common Stock shall be payable in shares of Class B Common Stock (or rights to subscribe for or purchase shares of Class B Common Stock or securities or indebtedness convertible into or exchangeable for shares of Class B Common Stock).

          (c)    Reservation.    The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock Class A Common Stock in a quantity sufficient to provide for the conversion of all outstanding shares of the Class B Common Stock.

          (d)    Conversion of Class B Common Stock.    The shares of Class B Common Stock shall be convertible in whole or in part at any time at the option of the holder or holders thereof, into an equal number of fully paid and non-assessable shares of Class A Common Stock. Such right shall be exercised by delivering to the office of the Corporation (i) the certificate or certificates representing the shares of Class B Common Stock to be converted, duly endorsed in blank or accompanied by duly executed proper instruments of transfer, and (ii) written notice to the Corporation stating that such holder or holders elect(s) to convert such share or shares and stating the name and address in which each certificate for shares of Class A Common Stock issued upon conversion is to be issued. Conversion shall be deemed to have been effected as of the date as of which the conversion is recorded on the books of the Corporation. The Corporation shall cause the transfer agent to deliver a certificate or certificates for the Class A Common Stock as promptly as reasonably practicable after the conversion has been recorded on the books of the Corporation. Any conversion of Class B Common Stock effected subject to this Section 4.3(d) or any other section of this Amended and Restated Certificate of Incorporation shall be subject to any necessary approval of the Federal Communications Commission (the "FCC") and such conversion shall not become effective until such time and date as the order of the FCC approving such event shall be granted.

          (e)    Listing.    If the shares of Class A Common Stock required to be reserved for the purpose of conversion hereunder require listing on any national securities exchange or automated interdealer quotation system, before such shares are issued upon conversion, the Corporation will, at its expense and as expeditiously as possible, use its commercially reasonable best efforts to cause such shares to be so listed or duly approved for listing.

          (f)    No Charge.    The issuance of certificates representing Class A Common Stock upon conversion of Class B Common Stock, as hereinabove set forth shall be made without charge or any expense or issuance tax in respect thereof; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the shares converted.

          (g)    Transfer of Class B Common Stock.

            (i)  A Beneficial Owner (as hereinafter defined) of shares of Class B Common Stock (herein referred to as a "Class B Stockholder") may transfer, directly or indirectly, shares of Class B Common Stock, whether by sale, assignment, gift or otherwise, only to a Class B Permitted Transferee (as hereinafter defined) and no Class B Stockholder may otherwise transfer Beneficial Ownership (as hereinafter defined) of any shares of Class B Common Stock. In the event of any attempted transfer of the Beneficial Ownership of any shares of Class B Common Stock in violation of the limitation provided in the preceding sentence, the shares of Class B Common Stock with respect to which the transfer of such Beneficial Ownership has been attempted shall be deemed to have been converted automatically, without further deed or action by or on behalf of any person, into shares of Class A Common Stock. A "Class B Permitted Transferee" shall be limited to the Corporation, Leo Hindery, Jr., Peter Kern or any corporation, partnership or other business entity if Substantial Beneficial Ownership is held by Leo Hindery, Jr. and/or Peter Kern.

           (ii)  Any person who holds shares of Class B Common Stock for the Beneficial Ownership of another, including (A) any broker or dealer in securities; (B) any clearing house; (C) any bank, trust company, savings and loan association or other financial institution; (D) any other nominee; and (E) any savings plan or account or related trust, such as an individual retirement account, principally for the benefit of any individual, may transfer such shares to the person or persons for whose benefit it holds such shares. Notwithstanding anything to the contrary set forth herein, any holder of Class B Common Stock may pledge such shares to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares may not be transferred to or registered in the name of the pledgee unless such pledgee is a Class B Permitted Transferee. In the event of foreclosure or other similar action by the pledgee, such pledged shares shall automatically, without any act or deed on the part of the Corporation or any other person, be converted into shares of Class A Common Stock unless within five business days after such foreclosure or similar event such pledged shares are returned to the pledgor or transferred to a Class B Permitted Transferee. The foregoing provisions of this paragraph shall not be deemed to restrict or prevent any transfer of such shares by operation of law upon incompetence, death, dissolution or bankruptcy of any Class B Stockholder or any provision of law providing for, or judicial order of, forfeiture, seizure or impoundment; provided that any shares so transferred by operation of law other than to a Class B Permitted Transferee shall convert automatically into shares of Class A Common Stock.

          (iii)  Any transferee of shares of Class B Common Stock pursuant to a transfer made in violation of paragraphs (i) and (ii) of this Section 4.3(g) shall have no rights as a stockholder of the Corporation and no other rights against or with respect to the Corporation except the right to receive, in accordance with paragraph (ii) of Section 4.3(d) or paragraphs (i) and (ii) of this Section 4.3(g), as applicable, shares of Class A Common Stock upon the conversion of such transferred shares. Notwithstanding any other provision of this Restated Certificate of Incorporation, the Corporation shall, to the full extent permitted by law, be entitled to issue shares of Class B Common Stock to any person from time to time.

          (iv)  The Corporation and any transfer agent of Class B Common Stock may as a condition to the transfer or the registration of any transfer of shares of Class B Common Stock permitted by paragraphs (i) and (ii) of this Section 4.3(g) require the furnishing of such affidavits or other proof as they deem necessary to establish that such transferee is a Class B Permitted Transferee.

          (h)    No Interference.    The Corporation will not close its books against the transfer of any share of Common Stock or of any of the shares of Common Stock issued or issuable upon the conversion of such shares of Common Stock in any manner which interferes with the timely conversion of any of such shares.

          (j)    Liquidation, Dissolution or Winding Up.    Subject to the provisions of the Preferred Stock, including any resolution or resolutions adopted pursuant to the provisions of Section 4.2, in the event of any liquidation, dissolution or winding up of the Corporation, all remaining assets of the Corporation shall be distributed to holders of the Common Stock pro rata at the same rate per share of each class of Common Stock according to their respective holdings of shares of the Common Stock.

          (k)    Stock Splits.    The Corporation shall not in any manner subdivide or combine (by any stock split, stock dividend, reclassification, recapitalization or otherwise) the outstanding shares of one class of Common Stock unless the outstanding shares of all classes of Common Stock shall be proportionately subdivided or combined.

          4.4    Definitions.    For the purposes of this Article 4:

          "Beneficial Owner" in respect of shares of Class B Common Stock shall mean the person or persons who possess Beneficial Ownership.

          "Beneficial Ownership" in respect of shares of Class B Common Stock shall mean possession of the power and authority, either singly or jointly with another, to vote or dispose of or to direct the voting or disposition of such shares.

          "Substantial Beneficial Ownership" in respect of any corporation, partnership or other business entity shall mean possession of the power and authority, either singly or jointly with another, to vote or dispose of or to direct the voting or disposition of at least 80% of each class of equity ownership interest in such corporation, partnership or other business entity.

          4.5    Equal Treatment.    Notwithstanding anything herein to the contrary, in the event that the Company shall enter into any consolidation, merger, combination or other transaction in which shares of Common Stock are exchanged for, converted into, or otherwise changed into other stock or securities, or the right to receive cash or any other property, shares of Class A Common Stock and Class B Common Stock shall receive the same consideration, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Company; provided, however, that in the event that the holders of a class of Common Stock are granted rights to elect to receive one of two or more alternative forms of consideration, the foregoing shall be deemed satisfied if holders of each class of Common Stock are granted identical election rights.

        5.    Board of Directors.

          5.1    Number of Directors.

          5.1.1  The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Except as otherwise provided for or fixed pursuant to Article 4 relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board shall be not less than six (6) nor more than fifteen (15), with the then-authorized number of directors being fixed from time to time by the Board.

          5.1.2  During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article 4, then upon the commencement, and for the duration, of the period during which such right continues: (i) the then total authorized number of directors of the Corporation shall automatically be increased by such specified number of additional directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors pursuant to the terms of the Board's designation, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to such provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly.

          5.2    Staggered Board.    The Board (other than those directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to Article 4 (the "Preferred Stock Directors")) shall be divided into three classes, as nearly equal in number as possible, designated Class I, Class II and Class III. Class I directors shall initially serve until the first annual meeting of stockholders following the effectiveness of this Article; Class II directors shall initially serve until the second annual meeting of stockholders following the effectiveness of this Article; and Class III directors shall initially serve until the third annual meeting of stockholders following the effectiveness of this Article. Commencing with the first annual meeting of stockholders following the effectiveness of this Article, directors of each class the term of which shall then expire shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office. In case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be apportioned as nearly equal as possible.

          5.3    Vacancies and Newly Created Directorships.    Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

          5.4    Removal of Directors for Cause.    Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to Article 4, any director or the entire Board may be removed from office at any time, but only for cause and only by the affirmative vote of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

        6.    Stock Ownership and the Federal Communications Laws

          6.1    Restrictions on Stock Ownership or Transfer.    As contemplated by this Article 6, the Corporation may restrict the ownership, or proposed ownership, of shares of capital stock of the Corporation by any person if such ownership or proposed ownership (a) is or could be inconsistent with, or in violation of, any provision of the Federal Communications Laws (as hereinafter defined), (b) limits or impairs or could limit or impair any business activities or proposed business activities of the Corporation under the Federal Communications Laws or (c) subjects or could subject the Corporation to any regulation under the Federal Communications Laws to which the Corporation would not be subject but for such ownership or proposed ownership (clauses (a), (b) and (c) collectively, "FCC Regulatory Limitations"). For purposes of this Article 6, the term "Federal Communications Laws" shall mean any law of the United States now or hereafter in effect (and any regulation thereunder), including, without limitation, the Communications Act of 1934, as amended (the "Communications Act"), and regulations thereunder, pertaining to the ownership and/or operation or regulating the business activities of (x) any television or radio station, daily newspaper, cable television system or other medium of mass communications or (y) any provider of programming content to any such medium.

          6.2    Requests for Information.    If the Corporation believes that the ownership or proposed ownership of shares of capital stock of the Corporation by any person may result in an FCC Regulatory Limitation, such person shall furnish promptly to the Corporation such information (including, without limitation, information with respect to citizenship, other ownership interests and affiliations) as the Corporation shall request.

          6.3    Denial of Rights, Refusal to Transfer.    If (a) any person from whom information is requested pursuant to Section 6.2 should not provide all the information requested by the Corporation, or (b) the Corporation shall reasonably conclude that a stockholder's ownership or proposed ownership of, or that a stockholder's exercise of any rights of ownership with respect to, shares of capital stock of the Corporation results or could result in an FCC Regulatory Limitation, then, in the case of either clause (a) or clause (b), the Corporation may (i) refuse to permit the transfer of shares of capital stock of the Corporation to such proposed stockholder, (ii) suspend those rights of stock ownership the exercise of which causes or could cause such FCC Regulatory Limitation, (iii) redeem such shares of capital stock of the Corporation held by such stockholder in accordance with the terms and conditions set forth in this Section 6.3, (iv) require the conversion of any or all of the shares of Class B Common Stock held by such stockholder into an equal number of shares of Class A Common Stock, and/or (v) exercise any and all appropriate remedies, at law or in equity, in any court of competent jurisdiction, against any such stockholder or proposed transferee, with a view towards obtaining such information or preventing or curing any situation which causes or could cause an FCC Regulatory Limitation. Any such refusal of transfer or suspension of rights pursuant to clauses (i) and (ii), respectively, of the immediately preceding sentence shall remain in effect until the requested information has been received and the Corporation has determined that such transfer, or the exercise of such suspended rights, as the case may be, will not result in an FCC Regulatory Limitation. The terms and conditions of redemption pursuant to clause (iv) of this Section 6.3 shall be as follows:

            (i)  the redemption price of any shares to be redeemed pursuant to this Section 6.3 shall be equal to the Fair Market Value (as hereinafter defined) of such shares;

           (ii)  the redemption price of such shares may be paid in cash, Redemption Securities (as hereinafter defined) or any combination thereof;

          (iii)  if less than all such shares are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the Board of Directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the Board of Directors;

          (iv)  at least 15 days' written notice of the Redemption Date (as hereinafter defined) shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder); provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

           (v)  from and after the Redemption Date, any and all rights of whatever nature in respect of the shares selected for redemption (including, without limitation, any rights to vote or participate in dividends declared on stock of the same class or series as such shares), shall cease and terminate and the holders of such shares shall thenceforth be entitled only to receive the cash or Redemption Securities payable upon redemption; and

          (vi)  such other terms and conditions as the Board of Directors shall determine.

        For purposes of this Section 6.3:

          (A)  "Fair Market Value" shall mean, with respect to a share of the Corporation's capital stock of any class or series, the volume weighted average sales price for such a share on the NASDAQ Stock Market or, if such stock is not listed on such exchange, on the principal U.S. registered securities exchange on which such stock is listed, during the 30 most recent days on which shares of stock of such class or series shall have been traded preceding the day on which notice of redemption shall be given pursuant to this Section 6.3; provided, however, that if shares of stock of such class or series are not traded on any securities exchange, "Fair Market Value" shall be determined by the Board of Directors in good faith; and provided, further, that "Fair Market Value" as to any stockholder who purchased his stock within 120 days of a Redemption Date need not (unless otherwise determined by the Board of Directors) exceed the purchase price paid by him.

          (B)  "Redemption Date" shall mean the date fixed by the Board of Directors for the redemption of any shares of stock of the Corporation pursuant to this Section 6.3.

          (C)  "Redemption Securities" shall mean any debt or equity securities of the Corporation, any subsidiary of the Corporation or any other corporation or other entity, or any combination thereof, having such terms and conditions as shall be approved by the Board of Directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors (which may be a firm which provides other investment banking, brokerage or other services to the Corporation), has a value, at the time notice of redemption is given pursuant to this Section 6.3, at least equal to the Fair Market Value of the shares to be redeemed pursuant to this Section 6.3 (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).

          6.4    Legends.    The Corporation shall instruct the Corporation's transfer agent that the shares of capital stock of the Corporation are subject to the restrictions set forth in this Article 6 and such restrictions shall be noted conspicuously on the certificate or certificates representing such capital stock or, in the case of uncertificated securities, contained in the notice or notices sent as required by applicable law.

          6.5    Certain Definitions.    For purposes of this Article 6, the word "person" shall include not only natural persons but partnerships (limited or general), associations, corporations, limited liability companies, joint ventures and other legal entities, and the word "regulation" shall include not only regulations but rules, published policies and published controlling interpretations by an administrative agency or body empowered to administer a statutory provision of the Federal Communications Laws.

        7.    Limitation of Liability.

          7.1   To the fullest extent permitted under the DGCL, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

          7.2   Any amendment or repeal of Section 7.1 shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.

        8.    Indemnification.

          8.1    Right to Indemnification.    The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a "Covered Person") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another entity or enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 8.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

          8.2    Prepayment of Expenses.    To the extent not prohibited by applicable law, the Corporation shall pay the expenses (including attorneys' fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 8 or otherwise.

          8.3    Claims.    If a claim for indemnification or advancement of expenses under this Article 8 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

          8.4    Nonexclusivity of Rights.    The rights conferred on any Covered Person by this Article 8 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

          8.5    Other Sources.    The Corporation's obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another entity or enterprise shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other entity or enterprise.

          8.6    Amendment or Repeal.    Any amendment or repeal of the foregoing provisions of this Article 8 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such amendment or repeal.

          8.7    Specified Directors.    The Corporation hereby acknowledges that some of its directors (the "Specified Directors") may have certain rights to indemnification and advancement of expenses provided by other entities and/or organizations (collectively, the "Fund Indemnitors"). The Corporation hereby agrees and acknowledges (i) that it is the indemnitor of first resort with respect to the Specified Directors (i.e., its obligations to the Specified Directors are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the Specified Directors are secondary), (ii) that it shall be required to advance the full amount of expenses incurred by the Specified Directors and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement to the extent not prohibited by (and not merely to the extent affirmatively permitted by) applicable law and as required by this Certificate of Incorporation (or any other agreement between the Corporation and the Specified Directors), without regard to any rights the Specified Directors may have against the Fund Indemnitors and (iii) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation further agrees and acknowledges that no advancement or payment by the Fund Indemnitors on behalf of the Specified Directors with respect to any claim for which the Specified Directors have sought indemnification from the Corporation shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of the Specified Directors against the Corporation.

          8.8    Other Indemnification and Prepayment of Expenses.    This Article 8 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

        9.    Conflicts of Interest.    The stockholders, their affiliates and the directors elected or appointed to the Board by the stockholders (other than the Chief Executive Officer, who may also serve as a director): (a) may have participated, directly or indirectly, and may continue to participate (including, without limitation, in the capacity of investor, manager, officer and employee) in businesses that are similar to or compete with the business (or proposed business) of the Corporation; (b) may have interests in, participate with, aid and maintain seats on the board of directors of other such entities; and (c) may develop opportunities for such entities (collectively, the "Position"). In such Position, the stockholders, their affiliates and the directors elected or appointed to the Board by the stockholders may encounter business opportunities that the Corporation or the stockholders may desire to pursue. The stockholders, their affiliates and the directors elected or appointed by the stockholders (other than the Chief Executive Officer, who may also serve as a director) to the Board shall have no obligation to the Corporation, the stockholders or to any other person to present any such business opportunity to the Corporation before presenting and/or developing such opportunity with any other persons, other than such opportunities specifically presented to any such stockholder or Director for the Corporation's benefit in his or her capacity as a stockholder or director. In any such case, to the extent a court might hold that the conduct of such activity is a breach of a duty to the Corporation, the Corporation hereby waives any and all claims and causes of action that the Corporation believes that it may have for such activities and hereby renounces any expectancy in any such corporate opportunity.

        10.    Adoption, Amendment or Repeal of By-Laws.    In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend and repeal By-laws, subject to the power of the stockholders of the Corporation to adopt, amend and repeal any By-laws whether adopted by them or otherwise. Notwithstanding any other provisions of this Amended and Restated Certificate of Incorporation or the By-laws (and notwithstanding the fact that a lesser percentage may be permitted by applicable law, this Amended and Restated Certificate of Incorporation or the By-laws), but in addition to any affirmative vote of the holders of any particular class of stock of the Corporation required by applicable law or this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of the shares of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required for the stockholders to adopt new By-laws or to alter, amend or repeal the By-laws.

        11.    Certificate Amendments.    The Corporation reserves the right at any time, and from time to time, to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation, and add other provisions authorized by the laws of the State of Delaware at the time in force, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation (as amended) are granted subject to the rights reserved in this Article. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or the By-laws and in addition to any affirmative vote of the holders of any particular class of stock of the Corporation required by applicable law, this Amended and Restated Certificate of Incorporation or the By-laws, the affirmative vote of the holders of at least a majority of the voting power of the shares of the then outstanding voting stock of the Corporation, voting together as a single class, shall be required to amend, repeal or adopt any provisions inconsistent with Article 5, Article 6, Article 7, Article 8, Article 9 and this Article 11 of this Amended and Restated Certificate of Incorporation.

        IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Certificate of Incorporation to be duly executed in its corporate name by its duly authorized officer.

Dated: [    ], 2017

HEMISPHERE MEDIA GROUP, INC.
By:	Name: Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QU I C K ++ + EAS Y IMME DI AT E - 24 Hours a Day, 7 Days a Week or by Mail Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on May 16, 2017. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. V FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED V PROXY Please mark your votes like this Our Board of Directors recommends you vote “FOR” each of the Class I director nominees in Proposal 1 1. The election of three Class I directors to the board of Directors for a three-year term expiring at the 2020 annual meeting; Nominees: Our Board of Directors recommends you vote “FOR” Proposal 4 4. The approval of the non-binding advisory resolution approving the compensation of our named executive officers; FOR AGAINST ABSTAIN Our Board of Directors recommends for every “1 YEAR” for Proposal 5 FOR WITHHOLD 01) Peter M. Kern 5. The approval, on an advisory basis, of the option 1 YEAR 2 YEARS 3 YEARS ABSTAIN FOR WITHHOLD of every “one year,” “two years,” or “three years” for holding a future advisory vote on executive compensation. 02) Leo Hindery, Jr. FOR WITHHOLD 03) Nina Tassler YES NO Please indicate if you plan to attend this meeting Our Board of Directors recommends you vote “FOR” Proposal 2 2. The ratification of the appointment by the Board of Directors of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017; and FOR AGAINST ABSTAIN For address change, mark here (see reverse for instructions). COMPANY ID: Our Board of Directors recommends you vote “FOR” Proposal 3 3. The approval of the Amended and Restated Certificate of Incorporation of Hemisphere Media Group, Inc; FOR AGAINST ABSTAIN PROXY NUMBER: ACCOUNT NUMBER: Signature Signature, if held jointly Date , 2017. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such. X PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 17, 2017. The Proxy Statement and the 2016 Annual Report to Stockholders are available at: http://www.cstproxy.com/hemispheretv/2017 V FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED V PROXY HEMISPHERE MEDIA GROUP, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS Wednesday, May 17, 2017 The undersigned, having received the Notice of Annual Meeting of Stockholders and related proxy materials, hereby appoints Craig D. Fischer and Alex J. Tolston, or either of them, as proxies, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Hemisphere Media Group, Inc, to be held on Wednesday, May 17, 2017 at 10:30 a.m., local time at the offices of Holland & Knight LLP, 701 Brickell Avenue, Suite 3300, Miami, FL 33131, or at any subsequent time that may be necessary by any adjournment or postponement of the Annual Meeting (the “Annual Meeting”), and to vote all of the shares of stock of Hemisphere Media Group, Inc. that the undersigned would be entitled to vote if personally present at the meeting (and any adjournments or postponements thereof) on matters listed on the reverse side. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEMISPHERE MEDIA GROUP, INC. THIS PROXY WILL BE VOTED AS VALIDLY DIRECTED ON THE REVERSE SIDE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOLLOWING RECOMMENDATIONS OF THE BOARD OF DIRECTORS: “FOR” EACH OF THE CLASS I DIRECTOR NOMINEES FOR ELECTION, “FOR” PROPOSALS 2, 3 AND 4 AND EVERY “1 YEAR” FOR PROPOSAL 5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting, and any adjournment or postponement thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT THE SHARES MAY BE REPRESENTED AT THE MEETING. YOU MUST SIGN THE CARD ON THE REVERSE SIDE FOR YOUR VOTE TO COUNT. Address Change: (if you noted any Address Changes above, please mark corresponding box on the reverse side.) (Continued, and to be marked, dated and signed, on the other side)